UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Corindus Vascular Robotics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Corindus Vascular Robotics, Inc.

309 Waverley Oaks Road, Suite 105

Waltham, MA 02452

May [ • ], 2016

To Our Stockholders:

You are cordially invited to attend the 2016 annual meeting of stockholders of Corindus Vascular Robotics, Inc. to be held at 9:00 a.m. EDT on Thursday, June 23, 2016 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC at One Financial Center, 38th Floor, Boston, Massachusetts 02111. The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at our annual meeting. We urge you to review these proxy materials carefully and to use this opportunity to take part in the affairs of Corindus Vascular Robotics, Inc. by voting on the matters described in the proxy statement.

We hope you will be able to attend the annual meeting. It is important that you cast your vote in person or by proxy via the Internet, telephone or mail. When you have finished reading the Proxy Statement, you are urged to vote in accordance with the instructions set forth therein. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Corindus Vascular Robotics, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

/s/ Mark J. Toland

Mark J. Toland
President and Chief Executive Officer

Corindus Vascular Robotics, Inc.

309 Waverley Oaks Road, Suite 105

Waltham, MA 02452

May [ • ], 2016

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

to be held on Thursday, June 23, 2016

To our Stockholders:

Notice is hereby given that the annual meeting of stockholders of Corindus Vascular Robotics, Inc., a Nevada corporation (the “Company”), will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC at One Financial Center, 38th Floor, Boston, Massachusetts 02111, on Thursday, June 23, 2016, at 9:00 a.m. EDT, to consider and act upon the following matters:

Reincorporation of the Company from Nevada to Delaware

1.	To authorize the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion in accordance with Nevada and Delaware law.

Adoption of New Certificate of Incorporation

2.	To establish a classified Board of Directors.

3.	To prohibit stockholder action by written consent, effectively requiring that all stockholder actions be taken only at an annual or special meeting of stockholders.

4.	To require a super-majority vote of the Company’s stockholders to take certain actions affecting the governance of the Company.

Election of Directors

5.	To elect eight directors to hold office for one-, two- or, three-year terms, as described in Proposal 2 of the Proxy Statement, if Proposals 1 and 2 are approved, or until the next annual meeting, if either Proposals 1 or 2 are not approved, and in either case until their respective successors are elected and qualified.

Amendment and Restatement of the Company’s 2014 Stock Award Plan

6.	To approve an amendment and restatement of the Company’s 2014 Stock Award Plan to address certain requirements under Section 162(m) of the Internal Revenue Code, including (1) establishing a per person cap of 8,000,000 shares underlying awards that may be granted to any one individual in any one year and (2) revising the performance-based criteria intended to qualify for tax deductions under Section 162(m) of the Internal Revenue Code.

Ratification of the Company’s Registered Public Accounting Firm

7.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

Other Business

8.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on May 5, 2016, the record date for the annual meeting, are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Your vote is important regardless of the number of shares you own. If you are a stockholder of record, please vote in one of these ways:

(1)	Vote over the Internet. You may vote your shares by following the “Vote by Internet” instructions on the enclosed proxy card.

(2)	Vote by telephone. You may vote your shares by following the “Vote by Phone” instructions on the enclosed proxy card.

(3)	Vote by mail. If you received your proxy materials by mail, you may vote by completing and signing the proxy card delivered with those materials and returning it in the postage-paid envelope we provided.

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David W. Long

David W. Long
Corporate Secretary

Corindus Vascular Robotics, Inc.

309 Waverley Oaks Road, Suite 105

Waltham, MA 02452

PROXY STATEMENT FOR CORINDUS VASCULAR ROBOTICS, INC.

2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 23, 2016

This proxy statement, along with the accompanying notice of 2016 annual meeting of stockholders, contains information about the 2016 annual meeting of stockholders of Corindus Vascular Robotics, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 9:00 a.m. EDT on Thursday, June 23, 2016 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC at One Financial Center, 38th Floor, Boston, Massachusetts 02111.

In this proxy statement, unless the context otherwise indicates or requires, the terms “Corindus,” “Company,” “we,” “us,” or “our” refer to Corindus Vascular Robotics, Inc., a Nevada corporation, together with our subsidiaries, Corindus, Inc., a Delaware corporation, and Corindus Security Corporation, a Delaware corporation.

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about May [ • ], 2016, we began sending this Proxy Statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting.

Although not part of this Proxy Statement, we are also sending our 2015 Annual Report on Form 10-K and Form 10-K/A, which includes our financial statements for the fiscal year ended December 31, 2015.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON June 23, 2016

This Proxy Statement and our 2015 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com To view these materials, please have your 12-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K and Form 10-K/A, which includes our financial statements for the fiscal year ended December 31, 2015, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investor Relations” section of our website at www.corindus.com. You may also obtain a printed copy of our Annual Report on Form 10-K and Form 10-K/A, including our financial statements, free of charge, by sending us a written request to: Corporate Secretary, Corindus Vascular Robotics, Inc., 309 Waverley Oaks Road, Suite 105, Waltham, MA 02452.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Corindus Vascular Robotics, Inc. is soliciting your proxy to vote at the 2016 Annual Meeting of Stockholders to be held at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC on Thursday, June 23, 2016, at 9:00 a.m. EDT, and any adjournments of the meeting, which we refer to as the annual meeting. The proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have sent you this Proxy Statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2015 because you owned shares of Corindus Vascular Robotics, Inc. common stock at the close of business on May 5, 2016, the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about May [ • ], 2016.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on the record date are entitled to vote at the annual meeting. On the record date, there were [●] shares of our common stock outstanding and entitled to vote. Our common stock is our only class of issued and outstanding voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock is entitled to one vote on each matter considered at the annual meeting.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet, mail or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each other proposal. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Manhattan Transfer Registrar Company, or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the Notice or in the proxy card to vote by Internet or telephone.

•	By mail. You can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. EDT on June 22, 2016.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting will also be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

There are seven proposals scheduled to be voted on at the annual meeting:

Reincorporation of the Company from Nevada to Delaware

1.	To authorize the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion in accordance with Nevada and Delaware law.

Adoption of New Certificate of Incorporation

2.	To establish a classified Board of Directors.

3.	To prohibit stockholder action by written consent, effectively requiring that all stockholder actions be taken only at an annual or special meeting of stockholders.

4.	To require a super-majority vote of the Company’s stockholders to take certain actions affecting the governance of the Company.

Election of Directors

5.	To elect the eight directors named in this Proxy Statement to hold office for one-, two- or, three-year terms, as described in Proposal 2 of the Proxy Statement, if Proposals 1 and 2 are approved, or until the next annual meeting, if either Proposals 1 or 2 are not approved, and in either case until their respective successors are elected and qualified.

Amendment and Restatement of the Company’s 2014 Stock Award Plan

6.	To approve an amendment and restatement of the Company’s 2014 Stock Award Plan to address certain requirements under Section 162(m) of the Internal Revenue Code, including (1) establishing a per person cap of 8,000,000 shares underlying awards that may be granted to any one individual in any one year and (2) revising the performance-based criteria intended to qualify for tax deductions under Section 162(m) of the Internal Revenue Code.

Ratification of the Company’s Registered Public Accounting Firm

7.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

The Board of Directors recommends that you vote “FOR” each of the director nominees and “FOR” each of the other proposals listed above. For the specific vote required for the election of directors and for the approval of each of the other proposals see “What Vote is Required to Approve Each Proposal and How are Votes Counted?” below.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this Proxy Statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•	by notifying the Company’s Secretary in writing before the annual meeting that you have revoked your proxy; or

•	by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice of Annual Meeting of Stockholders or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote on certain matters submitted to a vote of stockholders that are “routine” items on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of NYSE MKT concerning the transmission of proxy materials to beneficial owners and subject to any proxy voting policies and procedures of the bank or brokerage firm. For “non-routine” proposals, brokers may not vote on the proposal unless they have received voting instructions from you as the beneficial owner of your shares. To the extent that they have not received voting instructions on non-routine proposals, a bank, broker or other nominee will report such number of shares as “broker non-votes.”

The Company believes that only Proposal 7, relating to the ratification of the appointment of our independent registered public accounting firm, is considered a routine item which your bank, broker or other nominee may vote without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire.

The Company believes that under current NYSE MKT rules, banks, brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote on Proposals 1, 2, 3, 4, 5 and 6. Accordingly, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for Proposals 1, 2, 3, 4, 5 and 6.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Reincorporation of the Company in the State of Delaware

The affirmative vote of a majority of the shares outstanding is required to reincorporate the Company in the State of Delaware. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the reincorporation of the Company in the State of Delaware. As a result, abstentions and any shares not voted by a customer treated as broker non-votes will have the effect of a vote “Against” this proposal.

Proposal 2: Establishment of a Classified Board of Directors	The affirmative vote of a majority of the shares outstanding is required to establish a classified Board of Directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the establishment of a classified Board of Directors. As a result, abstentions and any shares not voted by a customer treated as broker non-votes will have the effect of a vote “Against” this proposal.

Proposal 3: Prohibit Stockholder Action by Written Consent	The affirmative vote of a majority of the shares outstanding is required to prohibit stockholder action by written consent. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name to prohibit stockholder actions by written consent. As a result, abstentions and any shares not voted by a customer treated as broker non-votes will have the effect of a vote “Against” this proposal.

Proposal 4: Require Super-Majority Voting of Stockholders to Take Certain Actions

The affirmative vote of a majority of the shares outstanding is required to require super-majority voting of stockholders to take certain corporate actions affecting the governance of the Company. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the requirement of super-majority voting of stockholders to take certain actions. As a result, abstentions and any shares not voted by a customer treated as broker non-votes will have the effect of a vote “Against” this proposal.

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Proposal 5: Election of Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 6: Amendment and Restatement of the Company’s 2014 Stock Award Plan

The affirmative vote of a majority of the shares that are represented and entitled to vote at a meeting at which a quorum is present is required to amend and restated the Company’s 2014 Stock Award Plan. Abstentions will have the effect of a vote “Against” this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the amendment and restatement of the Company’s 2014 Stock Award Plan. As a result, any shares not voted by a customer will be treated as a broker non-vote. Provided that a quorum is met, such broker non-votes will have no effect on the results of this vote.

Proposal 7: Ratify Selection of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares that are represented and entitled to vote at a meeting at which a quorum is present is required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2016. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2016, our Audit Committee of our Board of Directors will reconsider its selection.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We will only let our Inspector of Elections examine these documents. Our management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

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What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all of the shares of our common stock entitled to vote at the annual meeting, present in person or by proxy, is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 9:00 a.m. EDT on Thursday, June 23, 2016 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC at One Financial Center, 38th Floor, Boston, Massachusetts 02111. When you arrive at One Financial Center, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice of Annual Meeting of Stockholders or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices of Annual Meeting of Stockholders, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

You may revoke your consent for householding at any time by contacting Broadridge Financial Solutions, Inc. ("Broadridge"), either by calling 1-866-540-7095, or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of your instructions at which time you will be sent separate copies of the documents.

Beneficial stockholders can request more information about householding from their brokers, banks or other holders of record.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

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You can choose this option and save the Company the cost of producing and mailing these documents by:

•	following the instructions provided on your proxy card; or

•	following the instructions provided when you vote over the Internet at www.proxyvote.com.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 19, 2016 for (a) each of our directors and named executive officers, (b) all of our directors and executive officers as a group and (c) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 19, 2016 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 118,934,152 shares of common stock outstanding on April 19, 2016. Except as otherwise noted in the footnotes below, the address for each person listed in the table below, solely for purposes of filings with the SEC, is c/o Corindus Vascular Robotics, Inc., 309 Waverley Oaks Rd., Suite 105, Waltham, Massachusetts, 02452.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5%+ Stockholders:
Energy Capital, LLC and affiliates (1)	10,718,287	9.01%
Entities affiliated with HealthCor Partners Management, LP (2)	44,924,697	37.77%
Koninklijke Philips NV (3)	22,136,008	17.90%
Entities affiliated with Wellington Management Group LLP (4)	10,355,670	8.71%
FMR LLC (5)	6,315,800	5.31%

Directors and Named Executive Officers:
David M. Handler (6)	—	*
Mark J. Toland (7)	—	*
David W. Long (8)	721,036	*
Jeffrey C. Lightcap (9)	44,924,697	37.77%
Hillel Bachrach (10)	1,043,255	*
Jeffrey Gold (11)	182,514	*
David White (12)	262,921	*
Gerard Winkels (13)	—	*
Michael Mashaal (14)	—	*
Campbell Rogers (15)	—	*
All Current Directors and Executive Officers as a Group (9 persons) (16)	47,134,423	39.31%

*	Less than 1%.

(1)	Robert J. Smith is the sole owner of Energy Capital, LLC and Plato & Associates, LLC, and as such is deemed to be the beneficial owner of all shares owned by such entities. Includes (i) 800,000 shares directly owned by Robert J. Smith, (ii) 9,517,316 shares directly owned by Energy Capital, LLC, and (iii) 400,971 shares directly owned by Plato & Associates, LLC. The address for Energy Capital, LLC and Plato & Associates, LLC is 13650 Fiddlesticks Boulevard, Suite 202-324, Fort Myers, FL 33912.

(2)	Includes (i) 17,090,941 shares directly owned by HealthCor Partners Fund, LP, (ii) 19,981,655 shares directly owned by HealthCor Hybrid Offshore Master Fund, LP, and (iii) 7,852,101 shares directly owned by HealthCor Partners Fund II, LP. HealthCor Partners Management, LP is the investment manager of HealthCor Partners Fund, LP and HealthCor Partners Fund II, LP. HealthCor Partners Management, LP provides advice to its affiliate, HealthCor Management, LP, with respect to HealthCor Hybrid Offshore Master Fund, LP. Jeffrey Lightcap is a controlling member of HealthCor Partners Management, LP. The address for HealthCor Partners Management, LP is Attention: A. Alvez and D. Mullin, c/o Morgan Stanley, 1300 Thames Street, Custody/Transfer – 6th Floor, Baltimore, MD 21231.

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(3)	This amount includes (i) 17,407,817 shares directly owned by Koninklijke Philips NV (“Philips Parent”) and (ii) 4,728,191 shares due to Philips Parent upon exercise of a currently exercisable warrant. The address for Koninklijke Phillips NV is Attention: Chief Legal Officer, Phillips Center, 16th Floor, Amstelplein 2, Amsterdam, 1096 BC, The Netherlands.

(4)	Includes shares owned beneficially by Wellington Management Group, LLP, Wellington Group Holdings, LLP, Wellington Investment Advisors Holdings, LLP and Wellington Management Co., LLP. The address of these entities is c/o Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210.

(5)	The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(6)	Mr. Handler resigned as our Chief Executive Officer and President and from our Board of Directors as of February 23, 2016.

(7)	Mr. Toland was appointed as our Chief Executive Officer and President and to our Board of Directors on March 7, 2016.

(8)	Includes shares for which Mr. Long holds stock options, including shares that vest within 60 days of April 19, 2016.

(9)	Includes (i) 19,981,655 shares directly owned by HealthCor Hybrid Offshore Master Fund, LP, (ii) 17,090,941 shares directly owned by HealthCor Partners Fund, LP, and (iii) 7,852,101 shares directly owned by HealthCor Partners Fund II, LP. Mr. Lightcap is a controlling member of HealthCor Partners Management, LP, the investment manager of HealthCor Partners Fund, LP and HealthCor Partners Fund II, LP. HealthCor Partners Management, LP provides advice to its affiliate, HealthCor Management, LP, with respect to HealthCor Hybrid Offshore Master Fund, LP.

(10)	Includes 78,669 shares owned by Mr. Bachrach directly and 964,586 shares owned by 20/20 Capital III, LLC, an entity solely owned by Mr. Bachrach.

(11)	Includes shares for which Mr. Gold holds stock options, including shares that vest within 60 days of April 19, 2016.

(12)	Includes (i) 80,407 shares directly owned by Mr. White and (ii) shares for which Mr. White holds stock options, including shares that vest within 60 days of April 19, 2016.

(13)	Mr. Winkels is the VPGM of Interventional Cardiology Solutions at Philips HealthTech, an affiliate of Philips Parent. Mr. Winkels disclaims beneficial ownership of the shares held by Philips Parent.

(14)	Dr. Mashaal is a managing director of HealthCor Partners Management, LP. Dr. Mashaal disclaims beneficial ownership of the shares held by HealthCor Partners Management, LP and its affiliated entities, except to the extent of his indirect economic interests in HealthCor Partners Management, LP.

(15)	Dr. Rogers was appointed to our Board of Directors on February 4, 2016.

(16)	Includes all shares directly and indirectly owned by all our directors and executive officers and shares issuable upon exercise of stock options that vest within 60 days of April 19, 2016.

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MANAGEMENT AND CORPORATE GOVERNANCE

Committees of the Board of Directors and Meetings

Meetings; Meeting Attendance.

During the period from January 1, 2015 through December 31, 2015, our Board of Directors met and acted by unanimous written consent 24 times. Our Board has adopted a policy under which each member makes every effort to but is not required to attend each annual meeting of our stockholders. We did not conduct an annual meeting of stockholders in 2015.

Audit Committee.

Our Audit Committee consists of David White, Jeffrey Gold and Campbell Rogers, each of whom satisfies the independence requirements under NYSE MKT listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chairperson of our Audit Committee is Mr. White, whom our Board of Directors has determined to be an “audit committee financial expert” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with Audit Committee requirements. In arriving at this determination, our Board of Directors has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The purpose of the Audit Committee is to assist our Board of Directors with oversight of (i) the quality and integrity of our financial statements and its related internal controls over financial reporting, (ii) our compliance with legal and regulatory requirements, (iii) the independent registered public accounting firm’s qualifications and independence, and (iv) the performance of our independent registered public accounting firm. The Audit Committee’s primary function is to provide advice with respect to our financial matters and to assist our Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, and legal compliance. During 2015, the Audit Committee met five times and each then-member of the Audit Committee attended each such meeting.

A copy of the Audit Committee’s written charter is publicly available on our website at www.corindus.com.

Compensation Committee.

Our Compensation Committee consists of Jeffrey Lightcap, Hillel Bachrach and Jeffrey Gold, each of whom our Board of Directors has determined to be independent under NYSE MKT listing standards, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, and an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code. The chairperson of our Compensation Committee is Mr. Lightcap.

The primary purpose of our Compensation Committee is to oversee our policies relating to compensation of our executives and make recommendations to our Board of Directors, as appropriate, with respect to such policies. The goal of such policies is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees.

Our practice has been and will continue to be to combine the components of our executive compensation program to align compensation with measures that correlate with the creation of long-term stockholder value and to achieve a total compensation level appropriate for our size and corporate performance. In pursuing this, we offer an opportunity for income in the event of successful corporate financial performance, matched with the prospect of less compensation in the absence of successful corporate financial performance. Our philosophy is to make a greater percentage of an employee’s compensation based on company performance as he or she becomes more senior, with a significant portion of the compensation of our executive officers based on the achievement of Company performance goals because the performance of these officers is more likely to have a direct impact on our achievement of strategic and financial goals that are most likely to affect stockholder value. At the same time, our Board of Directors believes that we must attract and retain high-caliber executives, and therefore must offer a mixture of fixed and incentive compensation at levels that are attractive in light of the competitive market for senior executive talent.

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Historically, our Board of Directors has reviewed the total compensation of our executive officers and the mix of components used to compensate those officers on an annual basis. In determining the total amount and mix of compensation components, our Board of Directors strives to create incentives and rewards for performance consistent with our short- and long-term Company objectives. Our Board of Directors relies on its judgment about each individual rather than employing a formulaic approach to compensation decisions. Our Board of Directors has not assigned a fixed weighting among each of the compensation components. Our Board of Directors assesses each executive officer’s overall contribution to our business, scope of responsibilities, and historical compensation and performance to determine annual compensation. In making compensation decisions, our Board takes into account input from our board members and our Chief Executive Officer based on their experiences with other companies. In April 2015, our Compensation Committee retained Mercer as its independent compensation consultant to advise on our cash and equity compensation packages and related compensation policies and to provide a comparison of our executive compensation against our peer group. Our Compensation Committee makes the ultimate decisions regarding compensation for our Chief Executive Officer. Our Chief Executive Officer and Chief Financial Officer may from time to time attend meetings of our Compensation Committee or our Board of Directors, but will have no final decision authority with respect to compensation. Annually, our Compensation Committee will evaluate the performance of our Chief Executive Officer and determine our Chief Executive Officer’s compensation in light of the goals and objectives of our compensation program. The evaluation is reviewed with our Board of Directors without the presence of management prior to the Compensation Committee’s final determination. Decisions regarding the Chief Financial Officer’s compensation will be made by our Compensation Committee after considering recommendations from our Chief Executive Officer. Our Chief Executive Officer and Chief Financial Officer will determine the compensation of our other executive officers, subject to the approval of our Board of Directors. The compensation committee may consider programs and recommendations from independent compensation consultants to assist it in making its compensation determinations. During 2015, the Compensation Committee met four times and each member of the Compensation Committee attended each such meeting.

Nominating and Corporate Governance Committee.

Our Nominating and Corporate Governance Committee consists of Jeffrey Gold, Jeffrey Lightcap and David White, each of whom our Board of Directors has determined to be independent under NYSE MKT listing standards. The chairperson of our Nominating and Corporate Governance Committee is Mr. Gold.

The primary purposes of our Nominating and Corporate Governance Committee are to (i) identify, review and recommend qualified candidates for membership on our Board of Directors and the Board committees, (ii) develop and recommend to the Board of Directors the appropriate corporate governance principles and practices and (iii) oversee the evaluation of the Board of Directors through the annual review of the performance of the Board and its committees. During 2015, the Nominating and Corporate Governance Committee met once with all members attending with the exception of Mr. Gold.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors is currently composed of eight members, each serving one-year terms. The Board of Directors is elected at each annual meeting of stockholders. The authorized number of directors may be changed by vote of the stockholders or resolution of our Board of Directors. Vacancies on our Board of Directors can be filled by resolution of a majority vote of the remaining directors then in office, unless a director is removed by the vote of holders of a majority of the shares of capital stock of the Company, in which event, such vacancy or vacancies shall be filled by the stockholders.

Our Board of Directors has reviewed the Company’s current leadership structure in light of the composition of our Board, our Company’s size, the nature of our business, the regulatory framework under which our Company operates, our Company’s peer group, our Company’s stockholder base, and other relevant factors. After considering these factors, our Board of Directors determined that it is in the best interest of the Company to separate the Chief Executive Officer position, which is currently held by Mr. Toland, from the board chair position, which is currently held by Mr. Lightcap. With a non-executive Chairman of the Board, we believe that puts our management in the best position to efficiently handle major issues facing our Company on a day-to-day and long-term basis, while ensuring that our Board of Directors remains in the best position to have independence in identifying key risks and developments facing our Company. We believe that our current leadership structure is optimal for our Company at this time.

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Our Board of Directors has six independent members and two non-independent members, Mr. Toland, our Chief Executive Officer, and Mr. Winkels. We believe that the number of independent, experienced directors that make up our Board of Directors benefits our Company and our shareholders. All of our independent directors have demonstrated leadership in other organizations and are familiar with board of director processes.

Our management is principally responsible for defining the various risks facing our Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. Our Board of Directors’ principal responsibility in the area of risk management is to ensure that sufficient resources, with appropriate technical and managerial skills, are provided throughout our Company to identify, assess and facilitate processes and practices to address material risk and to monitor our risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The involvement of our Board of Directors in reviewing our business strategy is an integral aspect of our Board of Directors’ assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for our Company.

While our full Board of Directors has overall responsibility for risk oversight, our Board of Directors may elect to delegate oversight responsibility related to certain risks committees, which in turn would then report on the matters discussed at the committee level to our full Board of Directors. For instance, our audit committee could focus on the material risks facing our Company, including operational, market, credit, liquidity and legal risks and our compensation committee could be charged with reviewing and discussing with management whether our compensation arrangements are consistent with effective controls and sound risk management.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 508-653-3335 ext. 504 or via email at ir@corindus.com. However, any stockholders who wish to address questions regarding our business directly with our Board of Directors, or any individual director, should direct questions in writing to Corindus Vascular Robotics, Inc., 309 Waverley Oaks Road, Suite 105, Waltham, MA 02452, Attn: Corporate Secretary or via e-mail at David.Long@Corindus.com. Communications will be distributed to our Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our Board of Directors may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; or

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following table summarizes the compensation earned in each of our fiscal years ended December 31, 2015 and 2014 by our named executive officers, which consists solely of our former Chief Executive Officer and our Chief Financial Officer. The following table includes the dollar value of base salaries, bonus awards, stock options granted and certain other compensation (in thousands), if any, whether paid or deferred.

We refer to the executive officers listed below as the Named Executive Officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compen- sation ($)	Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
David M. Handler(3)	2015	325	—	—	—	—	—	35	360
Former Chief Executive Officer and President	2014	305	40	—	—	—	—	33	378

David W. Long(4)	2015	275	50	—	—	—	—	32	357
Chief Financial Officer and Sr. Vice President	2014	254	32	—	73	—	—	30	389

(1)	Amount relates to the year in which the bonus was earned.

(2)	The valuation methodology used to determine the fair value of the options granted during the year was the Black-Scholes Model.

(3)	For 2015, All Other Compensation includes $10 for 401(k) contribution and $25 for health insurance premiums for each year paid by the Company on Mr. Handler’s behalf. For 2014, All Other Compensation includes $10 for 401(k) contribution and $23 for health insurance premiums paid by the Company on Mr. Handler’s behalf. Mr. Handler resigned as Chief Executive Officer and President of the Company and from our Board of Directors on February 23, 2016.

(4)	For 2015, All Other Compensation includes $7 for 401(k) contribution and $25 for health insurance premiums paid by the Company on Mr. Long’s behalf. For 2014, All Other Compensation includes $7 for 401(k) contribution and $23 for health insurance premiums paid by the Company on Mr. Long’s behalf.

Narrative Disclosure to Summary Compensation Table

Executive Officers

The following table sets forth certain information regarding David W. Long, a Named Executive Officer during fiscal 2015, who is also not a member of our Board of Directors.

Name	Age	Position

David W. Long	45	Chief Financial Officer, Senior Vice President, Treasurer, Secretary

David W. Long. David W. Long was initially appointed as our Chief Financial Officer, Senior Vice President, Treasurer and Secretary on August 12, 2014. On April 30, 2015, Mr. Long was re-elected and re-appointed to serve in the same capacities. From September 2011 to August 12, 2014, Mr. Long served as Chief Financial Officer and Vice President of Administration of Corindus, Inc. Prior to joining Corindus, Inc., Mr. Long served in positions as Vice President of Finance and Division Controller at Thermo Fisher Scientific Corporation from September 2004 to September 2011. Mr. Long brings 20 years of financial experience with private and public companies, including International Rectifier Corporation, Polaroid Corporation and PPG Industries. Mr. Long earned his B.S. in Business Administration from the University of Massachusetts Lowell and his Masters in Government Administration from the University of Pennsylvania.

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Employment Agreements with our Executive Officers

Employment Agreement with our former Chief Executive Officer

Mr. Handler served as the Company’s Chief Executive Officer and President prior to his resignation on February 23, 2016.

On September 3, 2008, Corindus, Inc. and Mr. Handler entered into an employment agreement under which Mr. Handler began employment on October 1, 2008 on an at will basis. On May 22, 2015, the Company and Mr. Handler entered into a new employment agreement, which superseded the previous employment agreement.

The terms of the employment agreement provided for Mr. Handler to receive an annual base salary of $325,000 subject to annual review for adjustments as determined by the Board. Mr. Handler was eligible for an annual bonus payment of up to 100% of his annual base salary for the year immediately preceding payment of such bonus based on achievement of performance objectives contained in an annual board-approved plan. Any bonus award was to be paid on or before March 15 of the fiscal year following the fiscal year in which the bonus was earned. On September 11, 2008, Mr. Handler was granted a Corindus, Inc. option to purchase common stock of Corindus, Inc., which in accordance with the exchange ratio in the Acquisition Agreement, was exchanged for a Company option to purchase 946,928 shares of the Company’s common stock at an exercise price of $0.92 per share. The shares underlying the option vested as follows: 25% vested after one year of continuous service with the balance vested in equal monthly installments over the following 36 months.

In addition to containing typical provisions for fringe benefits, Mr. Handler’s employment agreement contained non-competition and non-solicitation covenants, which provide that while employed and for the 18-month period following the termination of employment, Mr. Handler will not compete with the Company and its subsidiaries or solicit employees or customers of the Company or its subsidiaries.

Employment Agreement with our Chief Financial Officer

Mr. Long is our Chief Financial Officer, Senior Vice President, Secretary and Treasurer. On May 22, 2015, the Company and Mr. Long entered into an employment agreement. Mr. Long’s employment is voluntary and he is free to terminate his employment at any time subject to the provisions provided therein. We are free to terminate Mr. Long’s employment at any time, with or without cause and without further obligation or liability subject to the provisions provided therein.

The terms of the employment agreement provide for Mr. Long to receive an annual base salary of $275,000 subject to annual review for adjustments as determined by the Board. Mr. Long is eligible for an annual bonus payment of up to 50% of his annual base salary for the year immediately preceding payment of such bonus based on achievement of performance objectives contained in an annual board-approved plan. Any bonus award is to be paid on or before March 15 of the fiscal year following the fiscal year in which the bonus was earned.

On April 12, 2012, Mr. Long was granted a Corindus, Inc. option, which in accordance with the exchange ratio in the Acquisition Agreement, was exchanged for a Company option to purchase 590,048 shares of the Company’s common stock at an exercise price of $0.55 per share. The underlying shares vested as follows: 25% vested on September 5, 2012, the first anniversary of Mr. Long’s employment date, with the balance vesting in equal monthly installments over the following 36 months. On June 24, 2014, Mr. Long was granted a Corindus, Inc. option, which in accordance with the share exchange ratio in the Acquisition Agreement, was exchanged for a Company option to purchase 285,773 shares of the Company’s common stock at an exercise price of $0.75 per share. The underlying shares vest as follows: 25% vest on the first anniversary date of the option with the balance to vest in equal monthly installments over the following 36 months. In June 2014, Mr. Long received a discretionary management award of $10,000 related to his contributions associated with the closing of the Company’s debt financing activities. On February 11, 2015, our Compensation Committee approved the 2014 incentive compensation award to Mr. Long of $22,098. On January 22, 2016, our Compensation Committee approved the 2015 incentive compensation award to Mr. Long of $50,000.

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In addition to containing typical provisions for fringe benefits, Mr. Long’s employment agreement contains non-competition and non-solicitation covenants, which provide that while employed and for the 18-month period following the termination of employment, Mr. Long will not compete with the Company and its subsidiaries or solicit employees or customers of the Company or its subsidiaries.

Termination and Severance Arrangements Upon Termination

We have employment agreements with our executive officers as described above. The arrangements reflected in these employment agreements are designed to encourage the officers’ full attention and dedication to our Company currently and, in the event of any proposed change of control, provide these officers with individual financial security.

The employment agreement with Mr. Long may be terminated at the election of either the executive or the Company with no less than a 30-day written notice of termination. Mr. Long may be immediately terminated by the Company for “cause.” Mr. Long may also terminate his employment for “good reason.” In the event that Mr. Long’s employment is involuntarily terminated by the Company without cause or terminated by the executive for “good reason,” but in the absence of a change in control, he will receive (a) his base salary and benefits for a period of 12 months, (b) monthly payments towards COBRA coverage for the executive and his dependents for up to 12 months, (c) payment of one-twelfth of the amount of annual bonus accrued on the Company’s books and records as of the end of the immediately precedent calendar quarter for 12 months and (d) release from any restrictions in a lock-up agreement with respect to stock that may be acquired by exercising any then outstanding and vested stock option granted by the Company or Corindus, Inc., each conditioned on his execution of a standard form of release of the Company from any claims within 30 days from the date of the termination and continued compliance with non-competition and non-solicitation covenants.

Prior to his resignation as the Company’s Chief Executive Officer and President on February 23, 2016, Mr. Handler’s employment agreement provided for similar termination and severance arrangements as those described above for Mr. Long.

“Cause” means (a) a good faith finding by the Company that (i) the executive intentionally failed to perform his assigned duties for the Company or (ii) he engaged in dishonesty, breach of fiduciary duty involving personal profit, gross negligence, misconduct, material breach of the Company’s Code of Ethics or a material violation of the Sarbanes-Oxley requirements for officers of public companies or (b) the conviction of the executive of, or the entry of a pleading of guilty or nolo contendere by the executive to, any crime involving moral turpitude or any felony. “Good reason” means any of the following (a) a material negative change in the executive’s function, duties or responsibilities, (b) a reduction to base salary (except for any reduction that is part of an employee-wide reduction in pay), (c) a requirement to relocate outside the Greater Boston area or (d) a material breach of the employment agreement by the Company.

Post Employment Compensation

Pension Benefits

We do not offer any defined benefit pension plans for any of our employees. We do have a 401(k) plan in which our employees may participate.

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Potential Payments Upon Termination

The table below reflects the amount of compensation that will be paid to our Chief Financial Officer in the event of termination of such executive’s employment (whether by the Company without “cause” or by the executive for “good reason”). As noted above, he may also be entitled to the payment of any accrued bonus, as well as other benefits.

Name	Salary (in thousands)
David W. Long	$275

Severance Arrangements Upon Change of Control

Mr. Long’s remaining unvested option shares will become fully vested upon a Change in Control (as defined in his employment agreement) and any other equity awards will provide for full vesting if his employment terminates (whether by the Company without “cause” or by Mr. Long for “good reason”) within 12 months following a Change in Control (as defined in his employment agreement).

Nonqualified Deferred Compensation

We do not offer any deferred compensation plans for any of our executive officers.

Payments Upon Termination

Prior to his resignation as the Company’s Chief Executive Officer and President on February 23, 2016, Mr. Handler had similar potential payments upon the termination of his employment, and similar severance arrangements upon a change of control as those described above for Mr. Long, assuming such terminations were to have occurred as of December 31, 2015. Due to Mr. Handler’s resignation, there are no longer any potential payments due to him upon a change in control or otherwise.

In connection with his resignation, the Company entered into a letter agreement (the “Letter Agreement”) with Mr. Handler on March 17, 2016 outlining the terms of his separation. Pursuant to the terms and conditions of the Letter Agreement, Mr. Handler will receive continued payment of his base salary for 12 months; payment of the monthly amount then being charged by the Company for COBRA coverage with respect to Mr. Handler and his dependents for 12 months; and a release from certain lock-up restrictions on stock that may be acquired by Mr. Handler by exercising outstanding and vested stock options. Mr. Handler will also be entitled to payment of certain outstanding accrued obligations, including wages and paid time off.

In addition, the Letter Agreement provides that each of the stock options issued to Mr. Handler by the Company shall be exercised, to the extent vested on the March 17, 2016, by way of a “net exercise” method whereby the Company shall withhold from the delivery of the shares of the Company’s common stock such number of shares having a fair market value on March 17, 2016 equal to the aggregate exercise price for the shares for which each of the stock options is exercised. Mr. Handler has agreed not to offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of any shares of common stock issued pursuant to such option exercise prior to May 15, 2016.

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Outstanding Equity Awards at Fiscal Year-End

The table below summarizes the aggregate stock and option awards held by our named executive officers as of December 31, 2015.

	OPTION AWARDS
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
David M. Handler (1)	946,928	(2)	—	$0.92	09/30/18
Former Chief Executive Officer and	947,328	(3)	—	$0.34	03/24/20
President	1,250,666	(4)	113,696	$0.75	04/11/22

David W. Long	590,048	(5)	—	$0.55	09/04/21
Chief Financial Officer, Sr. Vice President	107,172	(6)	178,601	$0.75	06/04/24

(1)	Mr. Handler resigned as Chief Executive Officer and President of the Company and from our Board of Directors on February 23, 2016. Pursuant to a letter agreement between the Company and Mr. Handler dated March 17, 2016, 748,842 shares of common stock were issued to Mr. Handler upon the net exercise of all of his outstanding vested options as of March 17, 2016.

(2)	All 946,928 underlying shares became fully vested on October 1, 2012.

(3)	All 947,328 underlying shares became fully vested on March 25, 2014.

(4)	An aggregate of 341,091 underlying shares vested on April 12, 2013 and an aggregate of 28,424 underlying shares vested monthly from May 31, 2013 through December 31, 2015. An aggregate of 28,424 underlying shares vested on each of January 31, 2016 and February 29, 2016. The remaining shares were unvested at the time of Mr. Handler’s net exercise of all of his outstanding options as of March 17, 2016.

(5)	All 590,048 underlying shares became fully vested on September 30, 2015.

(6)	An aggregate of 71,448 underlying shares vested on June 24, 2015 and an aggregate of 5,954 underlying shares vested monthly under July 24, 2015 through December 31, 2015. An aggregate of 5,954 underlying shares vest monthly from January 31, 2015 through May 24, 2018 and 5,954 underlying shares vest on June 24, 2018.

Director Compensation

On May 18, 2015, our board adopted a non-employee director compensation policy, pursuant to which we compensate directors with a combination of cash and equity. Each such non-employee director receives an annual cash retainer of $20,000 for such service, paid quarterly. The policy also provides that we compensate members of our board for service on our committees, in each case paid on a quarterly basis, as follows:

•	The chairman of our Board of Directors is to receive an annual cash retainer of $8,000 for such service;

•	The chairman of our Audit Committee receives an annual cash retainer of $8,000 for such service;

•	The chairman of our Compensation Committee receives an annual cash retainer of $6,000 for such service;

•	The chairman of our Nominating and Corporate Governance Committee receives an annual cash retainer of $4,000 for such service;

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•	Each member of our Audit Committee receives an annual cash retainer of $4,000 for such service;

•	Each member of our Compensation Committee receives an annual cash retainer of $3,000 for such service; and

•	Each member of our Nominating and Corporate Governance Committee receives an annual cash retainer of $2,000 for such service.

Two of our directors, Jeffrey Lightcap and Michael Mashaal, have elected to waive their allocated director fees.

Beginning with the Company’s 2016 annual meeting, the non-employee director policy provides for the grant of equity awards each year at the annual meeting of the Company to each director continuing to serve on our board. Each such director will receive a stock option grant for the number of shares valued at $90,000 based on the Black-Scholes Model value of such option as of the date of grant, an acceptable model in accordance with ASC 718. The exercise price of such options is equal to the closing price of our common stock on the date of grant and such options vest 50% on the first anniversary of the date of grant and 50% on the second anniversary of the date of grant date, subject to the director’s continued service on the board.

Some of our directors were granted options to purchase shares of Corindus, Inc. common stock prior to the reverse acquisition transaction (the “Acquisition”) in which we acquired Corindus, Inc. and Corindus Security Corporation as wholly owned subsidiaries and such shares were exchanged for options to purchase shares of our common stock in connection with the Acquisition. Directors may be granted options to purchase shares of Company common stock under our 2014 Stock Award Plan in accordance with the non-employee director compensation policy or in special circumstances as determined by the board.

The following table shows compensation paid to our directors (in thousands) for services rendered during the year ended December 31, 2015. The valuation methodology used to determine the fair value of the Corindus options issued during the year (which Corindus options were subsequently exchanged for Company options) was the Black-Scholes Model.

Name (a)	Year	Fees earned or paid in cash ($) (b)	Stock awards ($) (c)	Option awards ($) (d)	Non-equity incentive plan com- pensation ($) (e)	Nonqualified deferred compensation earnings ($) (f)	All other compensation ($) (g)	Total ($) (h)
Hillel Bachrach(1)	2015	17	—	—	—	—	—	17
Jeffrey Gold(2)	2015	31	—	68	—	—	—	99
Jeffrey Lightcap(3)	2015	—	—	—	—	—	—	—
David White(4)	2015	23	—	68	—	—	—	91
Gerard Winkels(3)	2015	15	—	—	—	—	—	15
Michael Mashaal(3)	2015	—	—	—	—	—	—	—

(1)	As of December 31, 2015, 20/20 Capital III LLC, of which Mr. Bachrach is a controlling member held 82,331 options to purchase shares of our common stock and Mr. Bachrach, individually, held 75,006 options to purchase shares of our common stock, all of which were vested.

(2)	As of December 31, 2015, Mr. Gold held 251,007 options to purchase shares of our common stock, 182,514 of which were vested.

(3)	As of December 31, 2015, the director held no options to purchase shares of our common stock.

(4)	As of December 31, 2015, Mr. White held 251,007 options to purchase shares of our common stock, 182,514 of which were vested.

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REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the NYSE MKT, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.corindus.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year 2015, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015 with management and Ernst & Young LLP, our independent registered public accounting firm;

•	Discussed with Ernst & Young LLP the matters required to be discussed in accordance with Auditing Standard No. 16- Communications with Audit Committees; and

•	Received written disclosures and a letter from Ernst & Young LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP communications with the Audit Committee and the Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Members of the Corindus Vascular Robotics, Inc. Audit Committee

David White, Chairman
Jeffrey Gold
Campbell Rogers, M.D.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors, executive officers, and persons owning more than 10 percent of a company’s class of equity securities registered under Section 12 of the Exchange Act to file reports on a timely basis on the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of such equity securities with the SEC. Our executive officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge, based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2015, the relevant stockholders have not failed to file on a timely basis the Forms 3, 4 and 5 required by Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Party Transactions

Corindus Vascular Robotics, Inc. (formerly known as Your Internet Defender Inc.)

Except as described below, there has not been, nor is there currently proposed, any transaction to which we are or will be a party, in which the amount involved exceeds the lesser of $120,000 and 1% of the average of its total assets at year-end for the last two completed fiscal years, and in which any of our current directors, executive officers, holders of more than 5% of any class of our voting securities or any of their respective affiliates or immediate family members, had, or will have, a direct or indirect material interest.

Reverse Acquisition. On August 12, 2014, we consummated the Acquisition pursuant to the Securities Exchange and Acquisition Agreement (the “Acquisition Agreement”) between us and Corindus, Inc. Pursuant to the terms of the Acquisition Agreement, (i) all outstanding shares of common stock of Corindus, Inc. $0.01 par value per share, were exchanged on a one for 25.00207 basis for shares of the Company’s common stock, $0.0001 common stock par value per share, and (ii) all outstanding options and warrants to purchase shares of Corindus, Inc. were exchanged for or replaced with options and warrants to acquire shares of the Company’s common stock. Your Internet Defender Inc. (“YIDI”) was the legal acquirer of Corindus, Inc. in this transaction. However, since former Corindus, Inc. shareholders owned, immediately following the Acquisition, 80% of the combined company on a fully diluted basis and all members of the combined company’s executive management and Board of Directors, were from Corindus, Inc., Corindus Inc. was deemed to be the acquiring company for accounting purposes and the transaction was accounted for as a reverse acquisition in accordance with U.S. GAAP.

At the closing of the Acquisition, the Company transferred the former business of YIDI to a former officer, director and shareholder of YIDI, in exchange for the satisfaction of a promissory note issued to the former officer, director and shareholder in the principal amount of approximately $249,000 and the assumption of liabilities related to the former operations.

Immediately after the transfer of the former business of YIDI, the business of Corindus, Inc. became the sole focus of the combined company and the combined company’s name was changed to Corindus Vascular Robotics, Inc.

Private Placement. On September 12, 2014, we entered into a Securities Purchase Agreement with multiple investors relating to the issuance and sale of the Company’s common stock in a private placement, which closed on September 16, 2014. We sold 10,666,570 shares of common stock at $2.50 per share, for an aggregate purchase price of approximately $26.7 million with net proceeds to us of approximately $25.5 million (the “Private Placement”). As part of the Securities Purchase Agreement, we filed a registration statement covering the resale of the common stock, which was declared effective by the SEC on January 14, 2015. As a result of the Securities Purchase Agreement, we were able to draw down an additional $5 million of borrowings available to us under a Loan and Security Agreement.

Corindus, Inc.

Except as described below, since our inception in January 1, 2013, there has not been, nor is there currently proposed, any transaction to which we are or will be a party, in which the amount involved exceeds the lesser of $120,000 and 1% of the average of its total assets at year-end for the last two completed fiscal years, and in which any of our current directors, executive officers, holders of more than 5% of any class of our voting securities or any of their respective affiliates or immediate family members, had, or will have, a direct or indirect material interest.

Share Repurchase. Immediately after the closing of the Acquisition, the majority shareholder of YIDI prior to the Acquisition and another shareholder of YIDI sold an aggregate of 31,143,700 shares of our common stock to us at par value (or an aggregate of approximately $3 thousand) pursuant to a written agreement between such shareholders and us and such shares were immediately canceled and returned to our authorized but unissued shares.

Demand Registration Rights Agreements. On August 12, 2014, we entered into a demand registration rights agreement with each of Philips Parent, HealthCor Partners Fund LP, HealthCor Hybrid Offshore Master Fund, L.P., HealthCor Partners Fund II, LP and 20/20 Capital III LLC, which together own an aggregate of approximately 72.58% of the outstanding shares of the Company’s common stock after the Closing and each of which are affiliated with directors of the Company, in order to grant such shareholders registration rights with respect to their ownership of Company Shares (the “Demand Registration Rights Agreement”). Under the Demand Registration Rights Agreement, the shareholders were granted demand, piggyback and Form S-3 registration rights pursuant to terms therein, exercisable following the required one-year anniversary of Closing and subject to the terms of the Lock-Up Agreements. Pursuant to the Demand Registration Rights Agreement, we are required to use our reasonable best efforts to register common stock that are subject to a demand notice within sixty days of such demand.

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to the Company’s Related Party Transaction Policy and the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, our directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons and any other persons whom our Board of Directors determines may be considered related parties under Item 404 of Regulation S-K, has or will have a direct or indirect material interest. All of the transactions described in this section occurred prior to the adoption of the Audit Committee Charter.

Director Independence

Our Board of Directors has reviewed the composition of our Board of Directors and independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that Jeffrey Lightcap, Hillel Bachrach, Jeffrey Gold, David White, Michael Mashaal, and Campbell Rogers do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and would qualify as “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE MKT. Mark Toland and Gerard Winkels would not qualify as “independent” under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE MKT. In making this determination, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence.

In making such determinations, the Board of Directors considered (i) whether a director had, within the last three years, any of the relationships under Section 303A.02(b) of the NYSE Listed Company Manual with the Company that would disqualify a director from being considered independent, (ii) whether the director had any disclosable transaction or relationship with the Company under Item 404 of Regulation S-K of the Securities Exchange Act of 1934, as amended, which relates to transactions and relationships between directors and their affiliates, on the one hand, and the Company and its affiliates (including management), on the other, and (iii) the factors suggested in the NYSE’s Commentary to Section 303A.02, such as commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationships, among other relationships, or other interactions with management that do not meet the absolute thresholds under Section 303A.02 or Item 404(a) but which, nonetheless, could reflect upon a director’s independence from management. In considering the materiality of any transactions or relationships that do not require disqualification under Section 303A.02(b), the Board of Directors considered the materiality of the transaction or relationship to the director, the director’s business organization and the Company and whether the relationship between (i) the director’s business organization and the Company, (ii) the director and the Company and (iii) the director and his or her business organization interfered with the relevant director’s business judgment. Additionally, in order to be considered an independent member of an audit committee under Rule 10A-3 of the Exchange Act, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other committee of the Board of Directors, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the applicable company or any of its subsidiaries or otherwise be an affiliated person of the applicable company or any of its subsidiaries.

PROPOSAL 1: REINCORPORATION OF THE COMPANY TO THE STATE OF DELAWARE

For the reasons discussed below, our Board of Directors has approved and declared it is advisable and in the best interests of our Company and stockholders to change the state of incorporation of the Company from the State of Nevada to the State of Delaware (the “Reincorporation”), which includes the adoption of a new certificate of incorporation and bylaws governing the Company.

Summary

The principal effects of the Reincorporation will be that:

•	The affairs of the Company will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws.

•	The resulting Delaware corporation (“Corindus-Delaware”) will be the same entity as currently incorporated in Nevada (“Corindus-Nevada”) and will continue with all of the rights, privileges and powers of Corindus-Nevada, will possess all of the properties of Corindus-Nevada, will continue with all of the debts, liabilities and obligations of Corindus-Nevada and will continue with the same officers and directors of Corindus-Nevada immediately prior to the Reincorporation, as more fully described below.

•	When the Reincorporation becomes effective, all of the issued and outstanding shares of common stock of Corindus-Nevada will be automatically converted into issued and outstanding shares of common stock of Corindus-Delaware, without any action on the part of the Company’s stockholders. The Reincorporation will have no effect on the trading of the Company’s shares of common stock on the NYSE MKT under the same symbol “CVRS”. Corindus-Delaware will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our common stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of Corindus-Delaware common stock, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of Corindus-Delaware common stock. The Reincorporation will not change the respective positions of the Company or our stockholders under federal securities laws.

•	Upon effectiveness of the Reincorporation, all of our employee benefit and incentive plans will become Corindus-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Corindus-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. In addition, our employment contracts and other employee benefit arrangements also will be continued by Corindus-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation.

•	Upon effectiveness of the Reincorporation, all outstanding warrants to purchase shares of common stock will automatically be converted into a warrant to purchase or receive the same number of shares of Corindus-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation.

The Reincorporation will have no effect on the number of shares of common stock and preferred stock the Company is authorized to issue. Under the Nevada Articles of Incorporation, the Company is authorized to issue up to 250,000,000 shares of common stock and up to 10,000,000 shares of preferred stock. Similarly, the Delaware Certificate of Incorporation authorizes the Company to issue up to 250,000,000 shares of common stock and up to 10,000,000 shares of preferred stock.

Plan of Conversion

To accomplish the Reincorporation, the Board of Directors has adopted a plan of conversion substantially in the form appended to this Proxy Statement as Appendix A (the “Plan of Conversion”). The Plan of Conversion provides that we will convert into a Delaware corporation and will thereafter be subject to all of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”).

Assuming that the Company’s stockholders approve this proposal, the Company will cause the Reincorporation to be effected as soon as practicable thereafter by filing with the Secretary of State of the State of Nevada Articles of Conversion substantially in the form appended to this Proxy Statement as Appendix B (the “Nevada Articles of Conversion”) and will file with the Secretary of State of the State of Delaware (i) a Certificate of Conversion substantially in the form appended to this Proxy Statement as Appendix C (the “Delaware Certificate of Conversion”) and (ii) a Certificate of Incorporation, which will govern Corindus-Delaware as a Delaware corporation substantially in the form appended to this Proxy Statement as Appendix D, which Certificate of Incorporation may contain such additional provisions as the stockholders may approve pursuant to proposals 2, 3 and 4 below (the certificate of incorporation, as supplemented by the provisions approved by the stockholders of the Company pursuant to proposals 2, 3 and 4, the “Delaware Certificate of Incorporation”). In addition, assuming that the Company’s stockholders approve this proposal, the Board of Directors will also adopt Bylaws for Corindus-Delaware substantially in the form appended to this Proxy Statement as Appendix E (the “Delaware Bylaws”), and we will enter into a new indemnification agreement with each director and executive officer of Corindus-Delaware based upon provisions of the DGCL (the “Delaware Indemnification Agreement”). Approval of this proposal by the Company’s stockholders will constitute approval of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement. Stockholders should also note that approval of the Reincorporation will also constitute approval of the Company’s equity and other employee benefit and incentive plans continuing as plans of Corindus-Delaware, subject to the amendments which are the subject of the stockholder vote in Proposal 5 below.

Notwithstanding the foregoing, the Reincorporation may be delayed by the Board of Directors or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after approval by the Company’s stockholders, if the Board of Directors determines for any reason that such delay or termination would be in the best interests of our Company and stockholders. If the Reincorporation is approved by the Company’s stockholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, as applicable) of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Reasons for the Reincorporation

The primary reason that our Board of Directors has approved the Reincorporation is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe any benefits provided to the Company by Delaware law directly benefits our stockholders.

In deciding to propose the Reincorporation, our Board of Directors considered, among others, the following benefits of Delaware law to the Company and our stockholders:

•	the Company would be governed by the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;

•	the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

•	the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and the Delaware Supreme Court, which is highly regarded; and

•	the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

Our Board of Directors is not proposing the Reincorporation to prevent a change in control of the Company and is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on our Board of Directors.

Why You Should Vote for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation may also make it easier to attract future candidates willing to serve on our Board of Directors because many such candidates are already familiar with the DGCL, including provisions relating to director indemnification, from their past business experience.

In addition, in the opinion of our Board of Directors, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be unresponsive to stockholder rights.

Effects of the Reincorporation

Apart from being governed by the Delaware Certificate of Incorporation, the Delaware Bylaws and the DGCL, for all other purposes, Corindus-Delaware will be the same entity as Corindus-Nevada immediately prior to the Reincorporation. By virtue of the Reincorporation, all of the rights, privileges and powers of Corindus-Nevada, all property owned by Corindus-Nevada, all debts due to Corindus-Nevada and all other causes of action belonging to Corindus-Nevada immediately prior to the Reincorporation will remain vested in Corindus-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of the Company immediately prior to the Reincorporation will remain attached to Corindus-Delaware following the Reincorporation. Corindus-Delaware will remain as the same entity following the Reincorporation, and the Reincorporation will not affect any change in our business, management or operations or the location of our principal executive offices.

Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of common stock will be automatically converted into issued and outstanding shares of common stock of Corindus-Delaware, without any action on the part of our stockholders. The Reincorporation will have no effect on the trading of our shares of common stock on the NYSE MKT under the same symbol “CVRS”. Corindus-Delaware will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our Company’s common stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of Corindus-Delaware common stock, and shares of our Company’s common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of Corindus-Delaware common stock. The Reincorporation will not change the respective positions of our Company or our stockholders under federal securities laws.

Upon effectiveness of the Reincorporation, our directors and officers will become all of the directors and officers of Corindus-Delaware, all of our employee benefit and incentive plans will become Corindus-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Corindus-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. The Company’s employment contracts and other employee benefit arrangements also will be continued by Corindus-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation.

Similarly, upon effectiveness of the Reincorporation, all outstanding warrants to purchase shares of our common stock will automatically be converted into a warrant to purchase or receive the same number of shares of Corindus-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation.

We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of Corindus-Delaware.

Corindus-Nevada stockholders will not be required to exchange their Corindus-Nevada stock certificates for new Corindus-Delaware stock certificates. Following the effective time of the Reincorporation, any Corindus-Nevada stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for Corindus-Delaware stock certificates. Our Company’s stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

The Reincorporation will have no effect on the number of shares of common stock and preferred stock our Company is authorized to issue. Under the Nevada Articles of Incorporation, our Company is authorized to issue up to 250,000,000 shares of common stock and up to 10,000,000 shares of preferred stock. Similarly, the Delaware Certificate of Incorporation authorizes our Company to issue up to 250,000,000 shares of common stock and up to 10,000,000 shares of preferred stock.

Effect of Vote For the Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement. Stockholders should also note that approval of the Reincorporation will also constitute approval of our Company’s equity and other employee benefit and incentive plans continuing as plans of Corindus-Delaware.

Effect of Not Obtaining the Required Vote for Approval

If we fail to obtain the requisite vote of stockholders for approval of the Reincorporation from the State of Nevada to the State of Delaware, the Reincorporation will not be consummated and our Company will continue to be incorporated in Nevada and governed by the NRS, our Amended and Restated Articles of Incorporation and our Amended and Restated Bylaws.

Federal Income Tax Consequences of the Reincorporation

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. Stockholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The Reincorporation provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by our Company. You will have the same basis in the Corindus-Delaware common stock received by you pursuant to the Reincorporation as you have in the shares of Corindus-Nevada common stock held by you as of immediately prior to the time the Reincorporation is consummated. Your holding period with respect to Corindus-Delaware common stock will include the period during which you held the corresponding shares of Corindus-Nevada common stock, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of Corindus-Nevada previously filed with the SEC will remain the financial statements of Corindus-Delaware following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated until after stockholder approval is obtained. The Company will obtain all required consents of governmental authorities, including the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Blank Check Stock

Corindus-Nevada’s current Articles of Incorporation and the Delaware Certificate of Incorporation both authorize our Board of Directors to issue shares of stock in series with such preferences as designated at the time of issuance. Our Board of Directors does not currently intend to seek stockholder approval prior to any issuance of a new class or series of stock if the Reincorporation is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and our Board of Directors believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to Corindus-Delaware and its stockholders. Should our Board of Directors determine to issue a new class or series of stock, it will only do so upon terms that our Board of Directors deems to be in the best interests of our Company and stockholders.

It should be noted that the voting rights and other rights to be accorded to any unissued series of stock of Corindus-Delaware remain to be fixed by our Board of Directors. Accordingly, if our Board of Directors so authorizes, the holders of a new series of stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of stock could also be convertible into a large number of shares of Corindus-Delaware common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in Corindus-Delaware more difficult or more costly, including the right to elect additional directors to our Board of Directors. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of Corindus-Delaware. Also, a new series of stock could be privately placed with purchasers who might side with the management of Corindus-Delaware opposing a hostile tender offer or other attempt to obtain control.

Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware

The Delaware Certificate of Incorporation and the Delaware Bylaws are similar to provisions from the current Articles of Incorporation and Bylaws of Corindus-Nevada, but they include certain provisions that are different from the provisions contained in our Company’s current Articles of Incorporation and Bylaws.

The following discussion briefly summarizes some of the changes resulting from the Reincorporation and the significant differences between the NRS, the current Articles of Incorporation and Bylaws of Corindus-Nevada and the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws. It should be noted that the Articles of Incorporation of Corindus-Nevada only set forth the number of authorized shares of common stock and preferred stock, and did not contain any corporate governance terms. Instead, all corporate governance terms were contained in the Bylaws of Corindus-Nevada. In preparing the Delaware Certificate of Incorporation and Delaware Bylaws, the Company followed the standard practice under the DGCL of including corporate governance terms in both the Delaware Certificate of Incorporation and the Delaware Bylaws.

The foregoing summary does not purport to be a complete statement of the respective rights of holders of our Company’s common stock and Corindus-Delaware common stock, and is qualified in its entirety by reference to the NRS and DGCL, respectively, and to the current Articles of Incorporation and Bylaws and to the Delaware Certificate of Incorporation and Delaware Bylaws, respectively.

Provision	NRS and Corindus- Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Commentary
Amendment of Charter

Nevada law requires a vote of a company’s board of directors followed by the affirmative vote of the majority of shares entitled to vote to approve an amendment to the Articles of Incorporation.

If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.

Delaware law requires a vote of a company’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the Certificate of Incorporation, unless a greater percentage vote is required by the Certificate of Incorporation.

Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the Certificate of Incorporation requires a greater percentage vote.

Further, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the Certificate of Incorporation.

In general, the Delaware Certificate of Incorporation requires the affirmative vote of a majority of shares entitled to vote on such action to approve any amendment to the Certificate of Incorporation, unless a greater percentage vote is required under the DGCL.

Notwithstanding the foregoing, the requirement of the affirmative vote of at least 75% of the voting power of the Company to approve amendments to certain corporate governance provisions in the Delaware Certificate of Incorporation (relating to, among other things, the management of the Company, the election of directors, the ability of the stockholders to take action by written consent, and indemnification (collectively, the “Proposed Super-Majority Actions”)) is the subject of Proposal 4 below. If Proposal 4 is approved, and as further provided in Proposal 4 below, the Delaware Certificate of Incorporation will contain provisions such that 75% of the voting power of the Company shall be required to approve the Proposed Super-Majority Actions.

As discussed above, the Nevada Articles of Incorporation did not contain any corporate governance matters, but only set forth the authorized number of shares of common stock and preferred stock. In preparing the Delaware Certificate of Incorporation and Delaware Bylaws, the Company followed the standard practice under the DGCL of including corporate governance terms in both the Delaware Certificate of Incorporation and the Delaware Bylaws.

Amendment of Bylaws

The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders.

The Company’s Nevada Bylaws currently provide that the holders of a majority of the shares of our Company entitled to vote in any duly called special or regular meeting, shall be required to amend or alter any provisions of the Nevada Bylaws.

The Company’s Nevada Bylaws also provide that a majority of the Board of Directors at any duly called regular or special meeting may alter or amend any provisions of the Nevada Bylaws.

The DGCL states that the power to adopt, amend or repeal a company’s bylaws shall be vested in the stockholders entitled to vote, provided that a company’s certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

The proposed Delaware Certificate of Incorporation and the Delaware Bylaws expressly empower the Board to adopt, amend or repeal the Delaware Bylaws.

Unlike the Nevada Bylaws, the Delaware Bylaws require the vote of at least 75% of the voting power of the Company to amend or repeal the Delaware Bylaws.

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Provision	NRS and Corindus- Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Commentary
Director Elections; Classified Board

The Company’s Nevada Bylaws provide for an annual election of directors, with the directors to hold office until the next annual meeting of stockholders or until their earlier death, incapacity, resignation or removal.

The Company’s Nevada Bylaws provide that election of directors is by a plurality of the vote.

The DGCL provides that directors may, by the certificate of incorporation or by an initial bylaw, or by a bylaw adopted by a vote of the stockholders, be divided into one, two, or three classes; the term of each director in the first class expires at the first annual meeting held after such classification becomes effective; the term of each director in the second class expires one year thereafter; the term of each director in the third class expires two years thereafter; and at each annual election held after such classification becomes effective, directors shall be chosen for a full term of three years, as the case may be, to succeed those whose terms expire.

The Delaware Bylaws provide that election of directors is by a plurality of the vote.

The establishment of the classified board is the subject of Proposal 2 below. If Proposal 2 is approved, and as further provided in Proposal 2 below, the Delaware Certificate of Incorporation will contain a provision that Corindus-Delaware will have a classified board divided into three classes. Pursuant to the proposed Delaware Certificate of Incorporation, the term of three directors will end at the first annual meeting following the creation of the classified board, the term of two directors will end at the second annual meeting following the creation of the classified board and the term of three directors will end at the third annual meeting following the creation of the classified board. In each case, successors will be elected to serve three-year terms.

If Proposal 2 is not approved, and as further provided in Proposal 2 below, the Delaware Certificate of Incorporation will provide that Corindus-Delaware will have an unclassified Board of Directors and our directors will continue to be elected to one-year terms at each annual meeting of the stockholders and until their respective successor, if any, is duly elected and qualified.

Number of Authorized Directors

The Company’s Nevada Bylaws provide that the Board of Directors shall consist of no less than one and no more than nine members.

The Company’s Nevada Bylaws provide that within such limits, the stockholders or the Board of Directors may set the number of directors.

The proposed Delaware Bylaws provide that the number of directors shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors.

Unlike the Nevada Bylaws, the Delaware Bylaws do not provide stockholders with the right to set the size of the Board of Directors, absent an amendment to the Delaware Bylaws.
Filling Vacancies on the Board of Directors

The NRS provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

The Company’s Nevada Bylaws authorize our Company’s stockholders holding a majority of the voting power to fill vacancies in our Board of Directors at any regular or special meeting if such vacancy is caused by the removal of a director by the Stockholders, or in the event that vacancies occur contemporaneously in the offices of all of the directors.

	The DGCL provides that, unless otherwise provided in the certificate of incorporation or bylaws, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.	Unlike the Company’s Nevada Bylaws, the proposed Delaware Bylaws do not permit our stockholders to fill vacancies on our Board of Directors.

31

Provision	NRS and Corindus- Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Commentary
Removal of Directors

The Company’s Nevada Bylaws provide that any director may be removed with or without cause by a vote of a majority of the shares of capital stock.

In addition, the Company’s Nevada Bylaws provide that the directors have the right to remove from office any director, with or without cause.

Delaware law provides that any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote for the election of directors, except, if the corporation has a classified board, stockholders may effect such removal only for cause (unless the certificate of incorporation provides otherwise).

The proposed Delaware Bylaws provide that a director may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of all of the then outstanding shares of capital stock.

Unlike the Company’s Nevada Bylaws, the proposed Delaware Bylaws do not authorize our Board of Directors to remove a director with or without cause.

Interested Party Transactions	The NRS provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the director’s or officer’s interest in the contract or transaction is known to the board, committee or stockholders and the transaction is approved or ratified by the board, committee or stockholders in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer), (b) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board, or (c) the contract or transaction is fair to the company at the time it is authorized or approved.	The DGCL provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the contract or transaction is fair to the company as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.	Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.

32

Provision	NRS and Corindus- Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Commentary
Stockholder Voting-Quorum	The NRS and the Company’s Nevada Bylaws provides that a majority of the voting power, present in person or by proxy, at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business.	The DGCL and the proposed Delaware Bylaws provides that a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting, unless or except to the extent that the presence of a larger number may be required by law or by the rules of any stock exchange upon which the company’s securities are listed.	Nevada and Delaware law and the Nevada and Delaware Bylaws are substantially similar in respect to quorum requirements.

Advance Notice Bylaw Provisions	The Company’s Nevada Bylaws do not contain advance notice requirements for business to be brought before an annual or special meeting of stockholders.	The proposed Delaware Bylaws contain advance notice requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors. As a result, stockholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate a person for election as a director at an annual or special meeting. Any proposal or nomination that fails to comply with these timing and information requirements may be disqualified.	As a result of the advance notice provisions in the proposed Delaware Bylaws, stockholders wishing to nominate a director or bring an item of business before an annual or special meeting are encouraged to read the applicable Bylaws in order to comply with the applicable timing and information requirements.
Duration of Proxies	Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless provided otherwise in the proxy, which duration may not exceed seven years.	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.	The statutory default under Delaware law provides for proxies to remain valid for a longer duration than the statutory default under the NRS.
Stockholder Vote for Mergers and Other Corporate Reorganizations	Under the NRS, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the Company. Generally, Nevada law does not require a stockholder vote of the surviving Company in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.	Under the DGCL, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Nevada and Delaware law are substantially similar in relation to stockholder approval of mergers and other corporate reorganizations.

Neither the Nevada Bylaws nor the Delaware Bylaws contain any supermajority voting requirements for mergers or other corporate reorganizations.

33

Provision	NRS and Corindus- Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Commentary
Special Meetings of Stockholders

Under the NRS, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors.

The Company’s Nevada Bylaws provide that special meetings of stockholders may be called by the Board of Directors, or by the President, or upon the request of the shareholders owning not less than fifty percent the outstanding stock entitled to vote at such meeting.

Under DGCL, a special meeting of stockholders may be called by the Board of Directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.

The Delaware Bylaws provide that a special meeting of stockholders may be called by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors.

Unlike the Nevada Bylaws, the Delaware Bylaws do not provide that a majority of the stockholders entitled to vote at a special meeting or the President may call a special meeting of stockholders and require that the directors calling a special meeting be a majority of the total number of authorized directors.

Stockholder Action by Written Consent

Under the NRS, unless otherwise provided in the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of the voting power of the corporation.

The Company’s Nevada Bylaws permit our stockholders to act by written consent. Any written consent must be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and vote in person or by proxy.

Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes necessary to authorize or take such action at a meeting consent to the action in writing.

A provision to the proposed Delaware Certificate of Incorporation to prohibit our stockholders from taking action unless such action is effected at a duly called annual or special meeting of the stockholders is the subject of Proposal 3 below. If Proposal 3 is approved, and as further provided in Proposal 3 below, the proposed Delaware Certificate of Incorporation will contain a provision such that stockholders of the Company shall not be permitted to take any action by written consent.

The proposed Delaware Bylaws also prohibit our stockholders from taking action unless such action is effected at a duly called annual or special meeting of the stockholders.

34

Provision	NRS and Corindus- Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Commentary
Failure to Hold an Annual Meeting of Stockholders	The NRS provides that if a corporation fails to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power.	The DGCL provides that if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.	Delaware law provides for a shorter interval than Nevada law (13 months versus 18 months) before a stockholder can apply to a court to order a meeting for the election of directors. Nevada law requires that application be made by a stockholder holding at least 15% of the voting power, whereas Delaware law permits any stockholder or director to make the application.
Adjournment of Stockholder Meetings	Under the NRS, a company is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors fixes a new record date for the adjourned meeting.	Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.	Delaware law requires companies to provide stockholders of record entitled to vote with notice of the new record date for an adjourned meeting.

Limitation on Director Liability

Under the NRS, unless the articles of incorporation or an amendment thereto provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

The provisions in the Nevada Certificate of Incorporation comply with Nevada law as set forth above.

Under the DGCL, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

The provisions in the proposed Delaware Certificate of Incorporation and Delaware Bylaws comply with Delaware law as set forth above.

Delaware law is more extensive in the enumeration of actions under which the Company may not eliminate a director’s personal liability.

35

Provision	NRS and Corindus- Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Commentary
Indemnification Provision

Under the NRS, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

The Company’s Nevada Bylaws comply with Nevada law as set forth above.

Under the DGCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The proposed Delaware Certificate of Incorporation and Delaware Bylaws comply with Delaware law as set forth above.

The indemnification provisions of the NRS and the DGCL are substantially similar as both the NRS and the DGCL permit the Company to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, which they had no reasonable cause to believe that such conduct was unlawful.

The Company intends to enter into the Delaware Indemnification Agreement with our executive officers and directors based upon the indemnification provisions of the DGCL which will be substantially similar to the Indemnification Agreements currently in effect with our executive officers and directors under Nevada law.

36

Provision	NRS and Corindus- Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Commentary
Advancement of Expenses

The NRS provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

The Company’s Nevada Bylaws do not expressly address the advancement by the Company of expenses to our officers and directors.

We have entered into indemnification agreements with each of ours officers and directors that provide for the advancement of expenses.

Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.

The proposed Delaware Bylaws and the Delaware Certificate of Incorporation authorize our Company to advance expenses to our officers and directors.

In addition, if the reincorporation is approved, we intend to enter into a Delaware Indemnification Agreement with each of our officers and directors to provide for the advancement of expenses consistent with the indemnification provisions of the DGCL.

Unlike the Company’s Nevada Bylaws and Nevada Certificate of Incorporation, the proposed Delaware Bylaws and Delaware Certificate of Incorporation expressly provide for the mandatory advancement of expenses to officers and directors and permissible advancement of expenses to our employees and agents.

Declaration and Payment of Dividends	Under the NRS, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.	Under the DGCL, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).

Delaware law is more restrictive than Nevada law with respect to when dividends may be declared and paid.

Neither the proposed Delaware Certificate of Incorporation nor the Company’s Nevada Articles of Incorporation have terms imposing additional restrictions on the payment of dividends.

37

Provision	NRS and Corindus- Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Commentary
Business Combinations	The NRS prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.	The DGCL prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3rds% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership.	Nevada law and Delaware law provide for different thresholds in determining whether or not a person is an “interested stockholder.” Under Delaware law, since the threshold is higher, we will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada law.

38

Provision	NRS and Corindus- Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Commentary
Control Share Acquisition Statute

Under the NRS, an acquiring person who acquires a controlling interest in an issuing corporation is prohibited from exercising voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of stockholders. Unless otherwise provided in the articles of incorporation or the bylaws, if the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to dissent and demand payment of the fair value of his or her shares. A controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the corporation in the election of directors. Control shares means those outstanding voting shares of an issuing corporation which an acquiring person: (a) acquires in an acquisition or offer to acquire in an acquisition; and (b) acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person.

The control share acquisition statute applies to any acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have addresses in Nevada, unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that the provisions of those sections do not apply.

		Delaware does not have a similar statute.	Consistent with Delaware law, neither the proposed Delaware Certificate of Incorporation nor the Delaware Bylaws will contain a provision similar to the NRS control share acquisition statute.

39

Provision	NRS and Corindus- Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Commentary
Blank Check Preferred Stock

Under the Company’s Nevada Articles of Incorporation, the Company is authorized to issue up to 10,000,000 shares of preferred stock, No shares of Preferred Stock are currently outstanding.

The Company’s Nevada Articles of Incorporation authorize our Board of Directors to define the rights, preferences and privileges of the preferred stock prior to issuance.

The ability of our Board of Directors to issue and set the rights, preferences and privileges of the preferred stock could make it more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If, in the due exercise of its fiduciary obligations, our Board of Directors were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board of Directors without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board of Directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

In addition, the Company’s Nevada Articles of Incorporation grant our Board of Directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of common stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our Company.

Under the proposed Delaware Certificate of Incorporation, the Company is authorized to issue up to 10,000,000 shares of preferred stock. No shares of Preferred Stock will be outstanding as of the date of the Reincorporation.

The proposed Delaware Certificate of Incorporation will authorize our Board of Directors to define the rights, preferences and privileges of the preferred stock prior to issuance.

The ability of our Board of Directors to issue and set the rights, preferences and privileges of the preferred stock could make it more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If, in the due exercise of its fiduciary obligations, our Board of Directors were to determine that a takeover proposal was not in our best interest, such shares could be issued by our Board of Directors without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board of Directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

In addition, the proposed Delaware Certificate of Incorporation grants our Board of Directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of common stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our Company.

Our Board of Directors has substantially similar rights under the Nevada Articles of Incorporation and the proposed Delaware Certificate of Incorporation to designate and issue up to 10,000,000 shares of preferred stock.

40

Provision	NRS and Corindus- Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Commentary
Forum Selection Bylaws	The Company’s Nevada Bylaws do not include a forum selection provision.	The proposed Delaware Bylaws will include a provision whereby a state or federal court in Delaware shall be the sole and exclusive forum for any of the following: any derivative action on behalf of the Company, any action asserting a claim of breach of fiduciary duty of any of our directors or officers, any action asserting a claim pursuant to the DGCL, the Delaware Certificate of Incorporation or the Delaware Bylaws, or any action asserting a claim governed by the internal affairs doctrine.	Delaware courts have upheld such forum selection provisions, particularly where the challenging stockholders failed to demonstrate that it would be unjust, or inequitable to enforce such a provision.

Dissenters’ Rights

Under the NRS, stockholders are not entitled to dissenters’ rights in connection with a reincorporation if the shares held by the stockholder are of a class or series which is a “covered security” under Section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended. Because the Company’s common stock is currently listed on the NYSE MKT, it satisfies the definition of “covered security”, and stockholders will therefore not be entitled to dissenters’ rights in connection with the Reincorporation.

Differences in Franchise Taxes

Nevada does not have a corporate franchise tax. After the reincorporation is consummated, the Company will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of a corporation, whichever would impose a lesser tax.

Required Vote and Board of Directors Recommendation

The affirmative vote of a majority of the shares that are entitled to vote at a meeting at which a quorum is present is required to approve this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, abstentions and any shares not voted by a customer treated as broker non-votes will count towards a quorum but will have the effect of a vote “Against” this proposal.

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For the reasons stated above, out Board of Directors believes that approval of this proposal is in the best interests of the Company and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE.

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PROPOSALS RELATING TO OUR CERTIFICATE OF INCORPORATION IF WE REINCORPORATE IN DELAWARE

Summary

Our Board of Directors has unanimously adopted, subject to stockholder approval, including the approval of Proposal 1, a certificate of incorporation that provides for a classified board, prohibits stockholders taking action by written consent and requires a supermajority vote for certain actions, as described in more detail in proposals 2, 3 and 4, respectively, which, if approved by the stockholders, shall become our new certificate of incorporation to be filed with the State of Delaware. More specifically, these proposed provisions differ from our current Nevada Articles of Incorporation and provide for:

•	the establishment of a classified Board of Directors whereby the term of three Class I Directors will end at the first annual meeting following the creation of the classified board, the term of two Class II Directors will end at the second annual meeting following the creation of the classified board and the term of three Class III Directors will end at the third annual meeting following the creation of the classified board. In each case, successors will be elected to serve three-year terms;

•	the prohibition of stockholder action by written consent, which will effectively require all stockholder action to be taken only at an annual or special meeting of stockholders; and

•	the requirement of holders of 75% of the total number of shares of common stock outstanding to affirmatively approve the following actions:

•	the removal of any director, or the entire Board of Directors, at any time for cause;

•	to adopt, amend or repeal the bylaws of the Company;

•	to amend or repeal certain provisions in the certificate of incorporation of the Company affecting the governance of the Company (including provisions related to the management of the Company, the election of directors, the ability of the stockholders to take action by written consent, exculpation of directors and indemnification).

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PROPOSAL 2: ESTABLISHMENT OF A CLASSIFIED BOARD OF DIRECTORS

Our Board of Directors currently consists of eight members elected to one-year terms at each annual meeting of the stockholders. In connection with our proposed reincorporation in the State of Delaware, which is described in detail in Proposal 1 above, we seek to establish a classified board of directors by dividing our Board of Directors into three classes with staggered terms.

A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. A classified board is designed to assure continuity and stability in a board of directors’ leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with our Company and be familiar with our business and operations. Under Nevada law, a company may provide for a classified board of directors by adopting amendments to its bylaws or articles of incorporation. Although we qualify to adopt a classified board of directors, our Board of Directors has not previously done so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year.

If the stockholders approve Proposal 1 to reincorporate the Company in the State of Delaware and this Proposal 2, the Delaware Certificate of Incorporation shall include the following Article Sixth, Sections B and C, which set forth the terms of a classified Board of Directors with three classes of directors (the “Classified Board Provisions”):

B.            The directors, other than those who may be elected by the holders of shares of any series of Preferred Stock under specified circumstances, shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of stockholders following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of stockholders following the initial classification of directors. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock under specified circumstances, shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified. The Board of Directors is authorized to assign members of the Board already in office to such classes as it may determine at the time the classification of the Board of Directors pursuant to this Certificate of Incorporation becomes effective.

C.            Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director, and not by stockholders, and each director so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which he or she has been chosen expires or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Appendix F includes a copy of the Delaware Certificate of Incorporation marked to illustrate the incorporation of the Classified Board Provisions.

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If our Company adopts the Classified Board Provisions, directors will be elected for three-year terms, with approximately one-third of all directors elected each year; except that in order to implement the staggered board at the this annual meeting, the Class I Directors will be elected for a one-year term, to serve until the 2017 annual meeting of stockholders, the Class II Directors will be elected for a two-year term, to serve until the 2018 annual meeting of stockholders, and the Class III Directors will be elected for a one-year term, to serve until the 2019 annual meeting of stockholders, and in each case, until their respective successor, if any, is duly elected and qualified.

Effect of Votes on Proposal 1 and Proposal 2

If our stockholders approve Proposal 1, but do not approve Proposal 2, the Certificate of Incorporation attached to this Proxy Statement as Appendix D, shall be adopted without the Classified Board Provisions and our directors will continue to be elected to one-year terms at each annual meeting of stockholders and until their respective successor, if any, is duly elected and qualified.

If our stockholders do not approve Proposal 1, then regardless of whether the stockholders approve Proposal 2, the Company will continue to be incorporated in Nevada and be subject to the NRS, the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws, and our directors will continue to be elected to one-year terms at each annual meeting of the stockholders and until their respective successor, if any, is duly elected and qualified.

Potential Anti-Takeover Effects

The Classified Board Provisions may increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of our Board of Directors, even if the takeover bidder were to acquire a majority of the voting power of our outstanding common stock. Without the ability to obtain immediate control of our Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of our Company. Thus, the Classified Board Provision could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. Further, the Classified Board Provision will make it more difficult for stockholders to change the majority composition of our Board of Directors, even if our stockholders believe such a change would be beneficial. Because the Classified Board Provisions will make the removal of directors more difficult, it will increase the directors’ security in their positions, and could be viewed as tending to perpetuate incumbent management.

Since the creation of a classified Board of Directors will increase the amount of time required for a hostile bidder to acquire control of our Company, the existence of a classified board could tend to discourage certain tender offers which stockholders might feel would be in their best interest. However, our Board of Directors believes that by forcing potential bidders to negotiate with our Board of Directors for a change of control transaction will allow our Board of Director to better maximize stockholder value in any change of control transaction.

We are not aware of any present or threatened third-party plans to gain control of our Company, and the Classified Board Provisions are not being recommended in response to any such plan or threat.

This summary does not purport to be complete and is qualified in its entirety by reference to the relevant Delaware Certificate of Incorporation attached hereto as Appendices D and F.

The affirmative vote of a majority of the shares outstanding is required to approve this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, abstentions and any shares not voted by a customer treated as broker non-votes will count towards a quorum but will have the effect of a vote “Against” this proposal.

For the reasons stated above, Our Board of Directors believes that approval of this proposal is in the best interests of our Company and our stockholders.

OUR Board Of Directors Recommends a vote “FOR” the ESTABLISHMENT OF A CLASSIFIED BOARD.

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PROPOSAL 3: PROHIBITING STOCKHOLDER ACTION BY WRITTEN CONSENT

Under Delaware and Nevada law, any action required or permitted to be taken by stockholders may be taken without a meeting, without giving prior notice and without a stockholder vote if a written consent setting forth the action to be taken is signed by stockholders having the requisite number of votes, unless a corporation’s certificate of incorporation or articles of incorporation, as applicable, provides otherwise. Our existing Nevada Articles of Incorporation do not prohibit stockholder action by written consent.

In connection with our proposed reincorporation in the State of Delaware, which is described in detail in Proposal 1 above, we seek to prohibit stockholder action by written consent.

If the stockholders approve Proposal 1 to reincorporate the Company in the State of Delaware and this Proposal 3, the Delaware Certificate of Incorporation shall include the following Article Fifth, Section D which set forth the prohibition of stockholder action by written consent (the “No Written Consent Provisions”):

D. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and not by written consent.

Appendix F includes a copy of the Delaware Certificate of Incorporation marked to illustrate the incorporation of the No Written Consent Provisions.

Effect of Votes on Proposal 1 and Proposal 3

If the stockholders approve Proposal 1 but do not approve Proposal 3, the Certificate of Incorporation attached to this Proxy Statement as Appendix D, shall be adopted without the No Written Consent Provisions and our stockholders will continue to have the ability to take corporate actions by written consent.

If the stockholders do not approve Proposal 1, then regardless of whether the stockholders approve Proposal 3, the Company will continue to be incorporated in Nevada and be subject to the NRS, the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws, and our stockholders will continue to have the ability to take corporate actions by written consent.

Our Board of Directors believes that the approval of this proposal to prohibit stockholder action by written consent will be in the best interest of our Company and stockholders. Unless this Proposal 3 is approved, persons holding a majority interest in our stock could take corporate action without giving the other stockholders of our Company the opportunity to attend a stockholders’ meeting to discuss and vote on the action. The No Written Consent Provision would give all stockholders entitled to vote on a particular matter advance notice of, and the opportunity to participate in the determination of, any proposed action and the chance to protect their interests. Prohibiting stockholder action by written consent would also prevent a faction of stockholders who acquire a majority of voting power from using such mechanism to take actions detrimental to the minority stockholders without any input from such stockholders. Requiring stockholder actions to take place only at a stockholders’ meeting ensures all stockholders the opportunity to participate and vote on such actions.

In addition, our Board of Directors believes that this proposal to prohibit stockholder action by written consent is desirable to avoid untimely notice of an action in a context that might not permit stockholders to have the full benefit of the knowledge, advice and participation of our management and Board of Directors.

The adoption of the No Written Consent Provision could also have potential anti-takeover effect by making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of our Company in situations where such an acquisition may be deemed to be favorable to the interests of some of our stockholders.

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This summary does not purport to be complete and is qualified in its entirety by reference to the relevant Delaware Certificate of Incorporation attached hereto as Appendices D and F.

The affirmative vote of a majority of the shares outstanding is required to approve this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, abstentions and any shares not voted by a customer treated as broker non-votes will count towards a quorum but will have the effect of a vote “Against” this proposal.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in the best interests of the Company and our stockholders.

OUR Board Of Directors Recommends a vote “FOR” PROHIBITING STOCKHOLDER ACTION BY WRITTEN CONSENT.

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PROPOSAL 4: REQUIRE A SUPER-MAJORITY VOTE OF STOCKHOLDERS TO TAKE CERTAIN ACTIONS

Currently, under the NRS, our Amended and Restated Articles of Incorporation and our Amended and Restated Bylaws, the following actions can be taken by the affirmative vote of a majority of the outstanding shares of our common stock (collectively, the “Proposed Super-Majority Actions”):

•	the removal of any director, or the entire Board of Directors, at any time for cause;

•	to adopt, amend or repeal the bylaws of the Company;

•	to amend or repeal certain provisions in the certificate of incorporation of the Company affecting the governance of the Company (including provisions related to the management of the Company, the election of directors, the ability of the stockholders to take action by written consent, exculpation of directors and indemnification).

In connection with our proposed reincorporation in the State of Delaware which is described in detail in Proposal 1 above, we seek to require the affirmative vote of at least 75% of the outstanding shares of our common stock to take such Proposed Super-Majority Actions.

If the stockholders approve Proposal 1 to reincorporate the Company in the State of Delaware and this Proposal 4, the Delaware Certificate of Incorporation shall include the following Article Sixth, Section E; Article Seventh; and Article Tenth, which set forth the requirement of an affirmative vote of at least 75% of the outstanding shares of our common stock to take the Proposed Super-Majority Actions (the “Super-Majority Provisions”):

SIXTH

E.           Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least a seventy-five percent (75%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote at an election of directors, voting together as a single class.

SEVENTH: The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Corporation.

TENTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the Delaware General Corporation Law and all rights conferred upon stockholders are granted subject to this reservation; provided that in addition to the vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of shares of voting stock of the Corporation representing at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, Articles FIFTH, SIXTH, SEVENTH, EIGHTH, NINTH, this Article TENTH, and Article ELEVENTH of this Certificate of Incorporation.

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Appendix F includes a copy of the Delaware Certificate of Incorporation marked to illustrate the incorporation of the Super-Majority Provisions.

Effect of Votes on Proposal 1 and Proposal 4

If our stockholders approve Proposal 1 but do not approve Proposal 4, the Certificate of Incorporation attached to this proxy statement as Appendix D, shall be adopted without the Super-Majority Provisions and our stockholders will continue to have the ability to take the Proposed Super-Majority Actions by the affirmative vote of a majority of the voting power of our Company’s outstanding stock.

If our stockholders do not approve Proposal 1, then regardless of whether the stockholders approve Proposal 4, our Company will continue to be incorporated in Nevada and be subject to the NRS, the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws, and our stockholders will continue to have the ability to take the Proposed Super-Majority Actions by the affirmative vote of a majority of the voting power of our Company’s outstanding stock.

Our Board of Directors considers a requirement of a super-majority vote to take the listed actions to be preferable to a simple majority vote requirement since it ensures that there is a broad stockholder support and a clear stockholder mandate in order to take such actions. Specifically, the Board of Directors believes that the requirement of a super-majority vote to remove any director, or the entire Board of Directors, at any time for cause; to adopt, amend or repeal the bylaws of the Company; and to amend or repeal the corporate governance provisions in the certificate of incorporation of the Company is a prudent corporate governance measure that will reduce the possibility that a relatively small number of stockholders can take action to change our governance structure in a manner that the Board of Directors deem undesirable, including for the purposes of seeking to implement an opportunistic change in control of the Company without the support of management or the incumbent Board of Directors.

Historically, the accumulation of a substantial stock position in a public company by a third party as a prelude to a change in control action is undertaken by such third party without advance notice to, or consultation with, the board of directors or management of such public company. In addition, the third party may not truly be interested in obtaining control of the public company, but may use the threat of a proxy fight and/or a bid to take over the company as a means of forcing the company to repurchase the third party’s equity position at a substantial premium over the existing market price, or as a means to temporarily increase the company’s market price solely to reap short-term gains on its recent accumulation of stock.

Our Board of Directors believes the threat of changes to our Company’s governance structure in such situations would severely curtail management’s ability to negotiate effectively with such a third party. The imminent threat of such actions would deprive our Company’s Board of Directors and management of the time and information needed to evaluate the solicitation, to study alternatives, and to ensure that the best price is obtained. In addition, if the true purpose of a change of control bid is to force our Company to repurchase an accumulated share interest at a premium price, management would face the risk that if it did not undertake such repurchase, our Company’s business and management could face damaging disruptions that could cause irreparable harm. Our Board of Directors believes that it is in the best interest of our Company and stockholders to require that actions that may presage a change of control bid may only be taken by a supermajority vote (if such actions are not approved by our directors) to ensure that our Company is protected from the costs and disruptions associated with unsolicited takeover attempts and to encourage third parties to negotiate directly with our Board of Directors.

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This summary does not purport to be complete and is qualified in its entirety by reference to the relevant Delaware Certificate of Incorporation attached hereto as Appendices D and F.

The affirmative vote of a majority of the shares outstanding is required to approve this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, abstentions and any shares not voted by a customer treated as broker non-votes will count towards a quorum but will have the effect of a vote “Against” this proposal.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in the best interests of the Company and stockholders.

OUR Board Of Directors Recommends a vote “FOR” The requirement of a super-majority vote of stockholders to take certain actions.

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PROPOSAL 5: ELECTION OF DIRECTORS

Our Amended and Restated Articles of Incorporation and our Amended and Restated Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors currently consists of eight members, who are not currently divided into classes.

Under Nevada law, a company may provide for a classified board of directors by adopting amendments to its bylaws and/or articles of incorporation. Although we qualify to adopt a classified board of directors, our Board of Directors has not previously done so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with one class of directors standing for election each year. As a classified board, a certain number, but not all, of the directors of our Board of Directors will be elected each year.

On April [●], 2016 the Board of Directors nominated Mark J. Toland, Jeffrey Lightcap, Hillel Bachrach, Jeffrey Gold, David White, Gerard Winkels, Michael Mashaal and Campbell Rogers for election at the 2016 annual meeting. If our stockholders vote to authorize the reincorporation of our Company from the State of Nevada to the State of Delaware pursuant to Proposal 1 and to approve the establishment of a classified Board of Directors when the Company is reincorporated in the State of Delaware pursuant to Proposal 2, our Board of Directors will be reestablished as a classified board of directors divided into three classes with staggered terms.

If the stockholders vote to authorize the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to Proposal 1 and to approve the establishment of a classified Board of Directors when the Company is reincorporated in the State of Delaware pursuant to Proposal 2, they will approve a bylaw and certificate of incorporation which shall, among other things, provide for a board of directors with three classes (the “Classified Board Provision”). Under the Classified Board Provision, our Board of Directors will be divided into three classes, designated Class I, and Class II, and Class III. Our Board of Directors has determined that our current directors who are nominated for re-election will be divided into classes as follows:

CLASS	DIRECTORS
I	Hillel Bachrach, David White and Gerard Winkels (the “Class I Directors”)
II	Jeffrey Gold and Campbell Rogers, M.D. (the “Class II Directors”)
III	Jeffrey Lightcap, Michael Mashaal, M.D. and Mark J. Toland (the “Class III Directors”)

Generally, directors in a staggered board will be elected for three-year terms; however, in order to implement the staggered board at the this annual meeting, the Class I Directors will be elected for a one-year term, to serve until the 2017 annual meeting of stockholders, the Class II Directors will be elected for a two-year term, to serve until the 2018 annual meeting of stockholders, and the Class III Directors will be elected for a one-year term, to serve until the 2019 annual meeting of stockholders, and in each case, until their respective successor, if any, is duly elected and qualified.

In the event our stockholders do not authorize the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to Proposal 1 and/or do not approve the establishment of a classified Board of Directors when the Company is reincorporated in the State of Delaware pursuant to Proposal 2, the directors elected at this annual meeting will serve for one-year terms until the 2017 annual meeting of stockholders, and until their respective successor, if any, is duly elected and qualified.

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Set forth below are the names of the persons nominated as officers and directors, their ages, their offices in our Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this Proxy Statement that each person listed below should serve as a director is also set forth below:

Mark J. Toland. Mark J. Toland, 46, was appointed the Company’s President and Chief Executive Officer and a member of the Board of Directors effective March 7, 2016. Mr. Toland joins Corindus from Boston Scientific, a global medical technology leader with a significant focus on cardiovascular solutions, where he most recently held the position of Senior Vice President, Corporate Accounts & Global Healthcare Solutions. From 1997 until joining Corindus, Mr. Toland led large divisional and corporate teams at Boston Scientific responsible for U.S. commercial sales and operations across multiple cardiovascular business segments, including Interventional Cardiology, Peripheral, Structural Heart, and Electrophysiology. Since 2015, Mr. Toland has served as a member of the Scientific Advisory Board of The International Society of Cardiovascular Translational Research, a non-profit organization founded in 2007 with a goal to expedite scientific discovery to clinical application (patients). Mr. Toland earned a B.S. in Business Administration at University of Louisville, Louisville, Kentucky.

David W. Long. David W. Long, 46, was initially appointed as our Chief Financial Officer, Senior Vice President, Treasurer and Secretary on August 12, 2014 and was re-elected and re-appointed to serve in the same capacities on April 30, 2015. From September 2011 to August 12, 2014, Mr. Long served as Chief Financial Officer and Vice President of Administration of Corindus, Inc. Prior to joining Corindus, Inc., Mr. Long served in positions as Vice President of Finance and Division Controller at Thermo Fisher Scientific Corporation from September 2004 to September 2011. Mr. Long brings 20 years of financial experience with private and public companies, including International Rectifier Corporation, Polaroid Corporation and PPG Industries. Mr. Long earned his B.S. in Business Administration from the University of Massachusetts Lowell and his Masters in Government Administration from the University of Pennsylvania.

Jeffrey C. Lightcap. Jeffrey C. Lightcap, 57, was initially elected as a director on August 12, 2014 and was originally appointed by HealthCor as a director of Corindus, Inc. and was re-elected on April 30, 2015. From March 2008 to August 12, 2014, Mr. Lightcap served as a director of Corindus, Inc. and he served as Chairman from April 12, 2012 to August 12, 2014. Since October 2006, Mr. Lightcap has served as a Senior Managing Director at HealthCor Partners Management, LP, a leading growth equity investor in early and near commercial stage healthcare companies in the diagnostic, therapeutic, medtech and HCIT sectors. From 1997 to mid-2006, Mr. Lightcap was a Senior Managing Director at JLL Partners, a leading middle-market private equity firm. Prior to JLL Partners, Mr. Lightcap was a Managing Director at Merrill Lynch & Co., Inc. in charge of leverage buyout coverage for Merrill Lynch’s mergers and acquisitions group. Prior to joining Merrill Lynch, Mr. Lightcap was a Senior Vice President in the mergers and acquisitions group at Kidder, Peabody & Co. and briefly at Salomon Brothers. Mr. Lightcap currently serves as a director of the following companies: CareView Communications, Inc. (OTCQB: CRVW), a healthcare technology company; IASIS Healthcare Corporation, a privately-held company that owns and operates community-focused hospitals in high growth urban and suburban markets; Practice Partners in HealthCare, a privately-held company specializing in management and operation of ambulatory surgical centers; Paradigm Spine, LLC, a leader in the field of non-fusion, spinal implant technology; and Heartflow, a company focused on the non-invasive diagnosis of coronary artery disease. Mr. Lightcap received a B.E. in Mechanical Engineering from the State University of New York at Stony Brook in 1981 and in 1985 received an M.B.A. from the University of Chicago. Mr. Lightcap’s experience with fundraising in the private equity market and his leadership skills exhibited throughout his career make him well-qualified to serve as one of the Company’s directors.

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Hillel Bachrach.  Hillel Bachrach, 70, was initially elected as a director on August 12, 2014 and was re-elected April 30, 2015. From February 2008 to August 12, 2014, Mr. Bachrach served as a director of Corindus, Inc. as an appointee for by 20/20 Capital III, LLC. Mr. Bachrach is an executive with 30 years of hands-on management and board experience with introductions of new, innovative and revolutionary medical technologies. Mr. Bachrach was the co-founder and Executive Vice President of ESC Medical Systems from 1993 to 1995, and from 1996 to 1999, when his tenure with ESC ended, he was the Vice Chairman and the Executive Vice President of Business Development and Strategic Planning. ESC Medical Systems (now Lumenis) was one of the first medical laser/flash lamp companies addressing cosmetic applications. From a total venture capital investment of $2 million, ESC went public on NASDAQ in January 1996, with a secondary offering in June 1996. Through multiple strategic acquisitions, ESC reached an approximate valuation of $1 billion in 1998. In 1999, after leaving ESC, Mr. Bachrach co-founded MSq, Ltd. (now Alma Laser), another innovator in the medical laser field. A portion of Alma Laser was sold in 2006 to TA Associates and the entire company was sold in 2013 to Fuson (a Chinese pharmaceutical company). Mr. Bachrach served as the Chief Executive Officer of Orex Computerized Radiography, a manufacturer of Computerized Radiography systems and software. He led the sale of Orex to Eastman Kodak in 2005. Since 2006, Mr. Bachrach has served as the Active-Chairman of Viztek, a leading HCIT provider. Mr. Bachrach also served as the President of Odin Medical Technologies, Inc. (acquired by Medtronic). Mr. Bachrach is currently a director of UltraSPECT, Ltd., provider of unique cardiac and general purpose reconstruction software solutions for nuclear medicine diagnostic imaging hardware. He received his MBA from the Kellogg Graduate School of Management in 1976 and a B.S. in Electrical Engineering from Technion Israeli Institute of Technology in 1971.

Jeffrey Gold.  Jeffrey Gold, 68, was initially elected as a director on August 12, 2014. From February 2011 to August 12, 2014, Mr. Gold served as a director of Corindus, Inc and was re-elected on April 30, 2015. Mr. Gold currently serves as President and Chief Executive Officer for Myoscience, Inc., an innovation-driven medical technology company based in Silicon Valley, California, dedicated to establishing their proprietary platform technology, Focused Cold Therapy,™ as the preeminent treatment for conditions involving nerves. He previously served as President and Chief Executive Officer of Velomedix Inc., a venture-backed company that developed a unique technology for rapidly inducing therapeutic hypothermia in patients undergoing severe acute cardiovascular events, such as heart attack and cardiac arrest. Prior to Velomedix, Mr. Gold was a Venture Partner for Longitude Capital where he focused on investments in medical devices. From 2001 to 2005, he was the Chief Executive Officer of CryoVascular Systems, a medical device company developing treatments for peripheral vascular disease. CryoVascular was acquired by Boston Scientific Corporation in 2005. From 1997 to 2000, Mr. Gold was the Chief Operating Officer and Executive Vice President of CardioThoracic Systems (NASDAQ: CTSI), a medical device company focused on developing products to enable off-pump open-heart surgery. CTSI was acquired by Guidant Corporation. Prior to CTSI, Mr. Gold spent 18 years with Cordis Corporation, now the primary cardiovascular device subsidiary of Johnson & Johnson, in a series of roles of increasing responsibility and scope. He was co-founder and President of Cordis Endovascular Systems, the subsidiary company that initially focused on the interventional neuroradiology and peripheral markets. Mr. Gold holds an MBA from the University of Florida and a B.S. in Engineering from Northeastern University and is a graduate of GE’s Manufacturing Management Program.

David R. White. David R. White, 68, was initially elected as a director on August 12, 2014 and was re-elected on April 30, 2015. From June 9, 2010 to August 12, 2014, Mr. White served as a director of Corindus, Inc. From December 1, 2000 to November 1, 2010, Mr. White served as the Chief Executive Officer of IASIS Healthcare Corporation and he served as the Chief Executive Officer of IASIS Healthcare LLC from December 1, 2000 to October 2010. Mr. White served as the President of IASIS Healthcare Corporation from May 22, 2001 to May 2004 and also served as the President of IASIS Healthcare LLC from May 22, 2001 to May 2004. He has been Chairman of the Board at IASIS Healthcare Corporation since December 1, 2000 and served the same position from October 1999 to November 30, 2000. He served as the President and Chief Executive Officer of LifeTrust, from November 1998 to November 2000. From June 1994 to September 1998, Mr. White served as President of the Atlantic Group at Columbia/HCA, where he was responsible for 45 hospitals located in nine states. He has also served as Regional Vice President of Republic Health Corporation. Previously, Mr. White served as an Executive Vice President and Chief Operating Officer at Community Health Systems, Inc. He has been Executive Chairman of Anthelio Healthcare Solutions Inc. since June 2012 and has been its Independent Director since July 28, 2011. He also serves as a director to CareView Communications, Inc. (OTCQB: CRVW), a healthcare technology company. He served as Non-Executive Director at Parkway Holdings Limited from July 15, 2005 to March 8, 2007. Mr. White earned a B.S. in Business Administration from the University of Tennessee in Knoxville, TN in 1970, and an MS in Healthcare Administration from Trinity University in San Antonio, TX in 1973. Mr. White’s life-time career and knowledge in the healthcare industry field makes him well-qualified to serve as a director of the Company.

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Gerard Winkels. Gerard Winkels, 59, was initially elected as a director on August 12, 2014 and was re-elected on April 30, 2015. Mr. Winkels served as a director of Corindus, Inc as an appointee of Koninklijke Philips N.V. Mr. Winkels is currently the VP GM of Interventional Cardiology Solutions at Philips HealthTech, leading a Business Innovation group chartered to develop/acquire a portfolio of procedure innovations with smart instruments in Interventional Cardiology. Mr. Winkels has been with Philips Healthcare for over 30 years in various marketing, product management and leadership roles including MR/CT lead for Europe and GM Electrophysiology. Mr. Winkels has proven experience in both upstream (leading innovation, establishing vision, finalizing projects, building strategies) and downstream (communicating solutions, driving sales and building customer loyalty) operations, all of which, we believe, make him well-qualified to serve as a director of the Company. Mr. Winkels received his M.S. in Physics from the University of Utrecht in 1983.

Michael Mashaal, M.D. Dr. Mashaal, 43, was initially elected as a director on August 12, 2014 and was originally appointed by HealthCor as a director of Corindus, Inc. From October 2012 to August 12, 2014 and from March 2008 until February 2011, Dr. Mashaal served as a director of Corindus, Inc. Since September 2008, Dr. Mashaal has served as Managing Director of HealthCor Partners Management, L.P. a leading growth equity investor in early and near commercial stage healthcare companies in the diagnostic, therapeutic, medtech and HCIT sectors. Previously, from 2000 to 2008, Dr. Mashaal served as a Research Analyst focused on healthcare and biotechnology for several institutional investment firms. Dr. Mashaal graduated from Emory University in 1994 with a B.A. in Biology. After receiving an M.D. at State University of New York at Stony Brook School of Medicine in 1998, Dr. Mashaal trained in general surgery at the University Hospital at Stony Brook from 1998 to 1999. Dr. Mashaal’s background in the healthcare and biotechnology industries makes him well-qualified to serve as a director of the Company.

Campbell Rogers, M.D. Dr. Rogers, 54, was appointed as a director on February 4, 2016 to serve as a director until such time as he will stand for election at the Company’s 2016 annual meeting of shareholders. From March 2012 to the present, Dr. Rogers has served as Chief Medical Officer of HeartFlow, Inc., a cardiovascular diagnostics company providing the first available non-invasive solution that enables physicians to more accurately evaluate significant coronary artery disease based on both anatomy and physiology. From July 2006 to March 2012, Dr. Rogers served as Chief Scientific Officer and Global Head of Research and Development at Cordis Corporation, a Johnson & Johnson company, where he was responsible for leading investments and research in cardiovascular devices. From September 2000 to July 2006, Dr. Rogers was Associate Professor of Medicine at Harvard Medical School and Director of the Cardiac Catheterization and Experimental Cardiovascular Interventional Laboratories at Brigham and Women’s Hospital with responsibility for all aspects of catheterization laboratory clinical practice, education and research. He earned an A.B. in English from Harvard College and a M.D. from Harvard Medical School.

If the stockholders vote to authorize the reincorporation of our Company from the State of Nevada to the State of Delaware pursuant to Proposal 1 and to approve the establishment of a classified Board of Directors when the Company is reincorporated in the State of Delaware pursuant to Proposal 2, Hillel Bachrach, David White and Gerard Winkels shall serve as Class I Directors of the Company, Jeffrey Gold, Campbell Rogers, M.D. and Mark J. Toland shall serve as Class II Directors of the Company and Jeffrey Lightcap and Michael Mashaal, M.D. shall serve as Class III Directors of the Company. If the stockholders do not vote to authorize the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to Proposal 1 or do not vote to approve the establishment of a classified Board of Directors when the Company is reincorporated in the State of Delaware pursuant to Proposal 2, all of our directors will serve for one-year terms until the 2017 annual meeting of stockholders, and in either case, until a respective successor, if any, is duly elected and qualified. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in such nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

OUR Board Of Directors Recommends A VOTE “FOR” EaCH Of MARK J. TOLand, Jeffrey Lightcap, Hillel Bachrach, Jeffrey Gold, David White, Gerard Winkels, Michael Mashaal AND CAMPBELL ROGERS As DirectorS of the company.

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PROPOSAL 6: AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2014 STOCK AWARD PLAN

Our Board of Directors has approved an amendment and restatement of our 2014 Stock Award Plan (the “2014 Stock Award Plan”), subject to the approval of our stockholders, to address certain requirements under Section 162(m) of the Internal Revenue Code, including (1) establishing a per person cap of 8,000,000 shares underlying awards that may be granted to any one individual in any one year and (2) revising the performance-based criteria intended to qualify for tax deductions under Section 162(m) of the Internal Revenue Code (the “Amended and Restated Plan”).

The 2014 Stock Award Plan was originally adopted by our Board of Directors on August 12, 2014 as a replacement for the Corindus, Inc. Umbrella Option Plan (the “2006 Option Plan”) and the Corindus, Inc. 2008 Stock Incentive Plan (the “2008 Option Plan”) and under which future options for the purchase of the Company’s common stock will be issued. In addition, all Corindus, Inc. options to purchase common shares of Corindus, Inc. outstanding on August 12, 2014 were exchanged for options to purchase common shares of Corindus Vascular Robotics, Inc. options pursuant to an exchange ratio of 25.00207 shares of Corindus Vascular Robotics, Inc. for each Corindus, Inc. share with an exercise price equal to the per share exercise price of the Corindus, Inc. option immediately prior to August 12, 2014 divided by the above-mentioned exchange ratio. The 2014 Stock Award Plan was initially limited to award issuances which in the aggregate equal 9,035,016 shares; however, on April 30, 2015, our shareholders voted by written consent to increase the number of authorized shares to 18,661,856 shares.

As of December 31, 2015, there were 9,584,069 shares available for future grant under the 2014 Stock Award Plan. Our Board of Directors, the Compensation Committee of our Board of Directors, and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. Our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the Plan Amendment is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors and to take advantage of certain favorable tax treatment afforded by Internal Revenue Code Section 162(m). Accordingly, our Board of Directors believes approval of the Amended and Restated Plan is in the best interests of our Company and stockholders and recommends a vote “FOR” the approval of the Amended and Restated Plan. If the Amended and Restated Plan is not approved by our stockholders, the 2014 Stock Award Plan will continue in effect without the amendments described above.

The principal features of the Amended and Restated Plan are summarized below.

This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Plan, which is attached hereto as Appendix G.

Purpose.

The purpose of the Amended and Restated Plan is to attract and retain key personnel and to provide a means for our current and prospective directors, officers, employees, consultants and advisors to acquire and maintain an equity interest in us, or be paid incentive compensation, which may (but need not) be measured by reference to the value of our common stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders.

Administration.

The Amended and Restated Plan will be administered by the Compensation Committee of our Board of Directors, a sub-committee or other committee of our Board of Directors as may be appointed pursuant to the Amended and Restated Plan or our Board of Directors (as applicable, the “Committee”). The Committee has the sole and plenary authority to establish the terms and conditions of any award and any amendments thereto consistent with the provisions of the Amended and Restated Plan. The Committee is authorized to, among other things, designate participants; determine the time or times at which awards may be exercised and whether and under what circumstances an award may be exercised; interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Amended and Restated Plan and any instrument or agreement relating to, or any award granted under, the Amended and Restated Plan; establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee deems appropriate for the proper administration of the Amended and Restated Plan; accelerate the vesting or exercisability of, payment for or lapse of restrictions on awards; and to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Amended and Restated Plan.

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Eligibility.

Our employees, directors, officers, advisors or consultants will be eligible to participate in the Amended and Restated Plan. The Committee has the sole and complete authority to determine who will be granted an award under the Amended and Restated Plan, however, it may delegate such authority to one or more of our officers under the circumstances set forth in the Amended and Restated Plan.

Share Reserve.

The Amended and Restated Plan provides that the total number of shares of our common stock that may be issued under the Amended and Restated Plan is 18,661,856, subject to the adjustment provisions in the 2014 Stock Award Plan as described further below. Of this amount, no more than 18,661,856 shares of our common stock may be issued upon the exercise of incentive stock options. Currently, there are no other limits on the number of shares of common stock that may be issuable with respect to any other type of award under the Amended and Restated Plan. To the extent that an award expires unexercised, is canceled or forfeited, or settled in cash, the number of shares of our common stock subject to such award will become available again for grant under the Amended and Restated Plan. Shares of our common stock that are used to pay the exercise price of an award or withheld to satisfy a participant’s tax withholding obligation will be available for re-grant under the Amended and Restated Plan.

No award may be granted under the Amended and Restated Plan during any suspension of the Amended and Restated Plan or after the 10th anniversary of the date the 2014 Stock Award Plan was approved by stockholders, but awards theretofore granted may extend beyond that date.

Awards Available for Grant.

The Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards, restricted stock units (“RSUs”), stock bonus awards, dividend equivalents, or performance compensation awards (including cash bonus awards) under the Amended and Restated Plan; provided, however, in no event shall the Committee grant such Awards in respect of more than 8,000,000 shares of common stock to any participant in any fiscal year.

Options.

The Committee may grant options to purchase shares of our common stock that are either “qualified”, meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified”, meaning they are not intended to satisfy the requirements of Section 422 of the Code. All stock options granted under the Amended and Restated Plan are required to have a per share exercise price that is not less than 100% of the fair market value per share of our common stock underlying such stock options on the date the option is granted, and all stock options that are intended to qualify as incentive stock options must be granted pursuant to an award agreement expressly stating that the option is intended to qualify as an incentive stock option, and will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Internal Revenue Code. Stock options granted under the Amended and Restated Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. The maximum term for stock options granted under the Amended and Restated Plan will be ten years from the initial date of grant, or five years with respect to any stock options intended to qualify as incentive stock options granted to a participant who owns stock representing more than 10% of the voting power of all classes of stock of us or certain of our permitted affiliates.

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Payment in respect of the exercise of an option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) that have been held by the participant for any period deemed necessary by our accountants to avoid an additional compensation charge or have been purchased on the open market, or the Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method or by such other method as the Committee may determine to be appropriate. Any fractional shares of common stock will be settled in cash.

Stock Appreciation Rights.

The Committee may grant stock appreciation rights (“SARs”) under the Amended and Restated Plan. Generally, each SAR will entitle the participant upon exercise to an amount (in cash, shares or a combination of cash and shares, as determined by the Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of our common stock, over (B) the strike price per share, times (ii) the number of shares of our common stock covered by the SAR being exercised. The strike price per share of a SAR granted in tandem with an option will be the exercise price of the related option and in the case of a SAR granted independent of an option, the fair market value on the date of grant (other than in the case of SARs granted in substitution of previously granted awards). The terms of the SARs shall be subject to terms established by the Committee and reflected in the award agreement.

Restricted Stock.

The Committee may grant restricted stock under the Amended and Restated Plan. Restricted stock is our common stock that generally is non-transferable and is subject to other restrictions determined by the Committee for a specified period. The terms of the restricted stock shall be subject to terms established by the Committee and reflected in the award agreement.

Restricted Stock Units.

The Committee may grant RSUs under the Amended and Restated Plan. Generally, RSUs represent the right to receive, upon the expiration of the applicable restricted period, one share of our common stock for each RSU, or, if provided in an award agreement, in the sole discretion of the Committee, the cash value thereof (or any combination thereof). A holder of RSUs will have no rights as a stockholder until such time as the award has vested and any other applicable conditions and/or criteria have been satisfied and the shares of our common stock underlying the award have been issued to the holder. The terms of the RSUs shall be subject to terms established by the Committee and reflected in the award agreement.

Stock Bonus Awards.

The Committee will be authorized to grant awards of unrestricted shares of our common stock or other awards denominated in our common stock, either alone or in tandem with other awards, under such terms and conditions as the Committee may determine.

Dividend Equivalents.

The Committee may grant dividend equivalents based on dividends declared on our common stock, to be credited as of the dividend payment dates during the period between the date an award is granted to a participant and the date such award vests, is exercised, is distributed or expires, as determined by the Committee. Such dividend equivalents will be converted to cash, additional awards or additional shares of our common stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

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Performance Compensation Awards.

The Amended and Restated Plan includes discretionary authority for the Committee to designate an award as a “performance compensation award” intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. The Committee has sole discretion to select the length of any applicable performance periods, the types of performance compensation awards to be issued, the applicable performance criteria and performance goals, and the kinds and/or levels of performance goals that are to apply. The performance criteria that will be used to establish the performance goals will be based on the attainment of specific levels of performance of us (and/or one or more of our affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments or any combination of the foregoing) based on criteria specifically set forth in the Amended and Restated Plan, such as: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions; or (xv) any combination of the foregoing. Any one or more of the performance criteria may be stated as a percentage of another performance criteria, or a percentage of a prior period’s performance criteria, or used on an absolute, relative or adjusted basis to measure the performance of us and/or one or more of our affiliates as a whole or any divisions or operational and/or business unit(s), product lines, brands, business segments, administrative departments of ours and/or one or more of our affiliates or any combination thereof, as the Committee may deem appropriate, or any of the performance criteria may be compared to the performance of a selected group of comparison companies. The Committee also has the authority to provide for accelerated vesting of any award based on the achievement of performance goals pursuant to the performance criteria specified above.

There is no obligation under the Amended and Restated Plan at any time for the Committee to grant any award in a form that qualifies as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

Adjustments Upon Certain Events.

In the event of (a) any stock dividend, extraordinary cash dividend or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares of our common stock or other securities, issuance of warrants or other rights to acquire shares of our common stock or other securities, or other similar corporate transaction or event (including, without limitation, a change in control, as defined in the Amended and Restated Plan) that affects the shares of our common stock, or (b) unusual or nonrecurring events (including, without limitation, a change in control) affecting us, any of our affiliates, or the financial statements of us or any of our affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation, any or all of: (i) adjusting any or all (A) the number of our shares of common stock or other securities which may be delivered in respect of awards or with respect to which awards may be granted under the Amended and Restated Plan and (B) the terms of any outstanding award, including, without limitation, (1) the number of shares of our common stock subject to outstanding awards or to which outstanding awards relate, (2) the exercise price or strike price with respect to any award or (3) any applicable performance measures; (ii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, providing for a substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of, awards or providing for a period of time for participants to exercise outstanding awards prior to the occurrence of such event; and (iii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancelling any one or more outstanding awards and causing to be paid to the holders, in cash, shares of our common stock, other securities or other property, or any combination, the value of such awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of our common stock received or to be received by other stockholders in such event), including without limitation, in the case of options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of our common stock subject to the option or stock appreciation right over the aggregate exercise price thereof, or, in the case of any outstanding restricted stock, restricted stock unit, stock bonus award, or other award denominated in our common stock, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such award or the underlying shares of our common stock subject thereto.

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Effect of Change in Control.

Except to the extent otherwise provided in an award agreement or an employment agreement, in the event of a change in control (as defined in the Amended and Restated Plan), then notwithstanding any provision of the Amended and Restated Plan to the contrary, the Committee may provide with respect to all or any portion of the participant’s outstanding award or awards that: (a) the then outstanding options and SARs will become immediately exercisable as of a time immediately prior to the change in control; (b) the period of restriction applicable to awards will expire as of a time immediately prior to the change in control (including without limitation a waiver of any applicable performance goals); (c) performance periods in effect on the change in control will end on such date, and that a participant receive partial or full payment of awards for each performance period based upon its determination of the degree of attainment of the performance goals or by assuming that the applicable performance goals have been achieved at the applicable “target” levels of performance or on such other basis as determined by the Committee; and (d) all awards that have been previously deferred to be settled in full as soon as practicable. In addition, if an award under the Amended and Restated Plan is subject to Section 409A of the Code, a change in control transaction may constitute a payment event only if the transaction is also a “change in control event” for purposes of Section 409A of the Code.

Nontransferability of Awards.

An award may be exercised only by a participant during the participant’s lifetime, or, if permissible under applicable law, by the participant’s legal guardian or representative. An award will not be transferable or assignable by a participant except by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any affiliate. However, the Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred, including transfer to a participant’s family members, any trust established solely for the benefit of participant or such participant’s family members, any partnership or limited liability company of which participant, or participant and participant’s family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as “charitable contributions” for tax purposes.

Amendment and Termination.

Our Board of Directors may amend, alter, suspend, discontinue, or terminate the Amended and Restated Plan or any portion thereof at any time, except that no such amendment, alteration, suspension, discontinuation or termination may be made without stockholder approval if (i) such approval is necessary to comply with any applicable tax or regulatory requirement (including the rules or requirements of any securities exchange or inter-dealer quotation system on which our shares may be listed). In addition, any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award will not to that extent be effective without such individual’s consent.

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Claw-back Provisions.

All awards (including any proceeds, gains or other economic benefit actually or constructively received by the participant in respect of such awards) will be subject to the provisions of any claw-back policy implemented by us or set forth in the applicable award agreement, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, such as the Dodd-Frank Act.

Plan Duration and 162(m) Approval.

The Amended and Restated Plan will expire on August 11, 2024, and no awards may be granted after such expiration, but the terms of the Amended and Restated Plan will continue to apply to previously granted awards. Notwithstanding the foregoing, nothing shall affect the validity of awards granted after such time if such stockholder approval has not been obtained.

The following table shows the number of securities to be issued upon exercise of outstanding options as of December 31, 2015.

Plan Category	Number of Securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders	8,778,503	$1.11	9,584,069
Equity compensation plans not approved by security holders	—	—	—

Total	8,778,503	$1.11	9,584,069

Amended Plan Benefits

No grants have been issued or allocated with respect to the additional shares to be reserved for issuance under the Amended and Restated Plan. The number of such additional shares that may be granted to our Company’s executive officers, non-employee directors and non-executive officers is not determinable at this time, as such grants are subject to the discretion of the Committee.

The affirmative vote of a majority of the shares that are represented and entitled to vote at a meeting at which a quorum is present is required to amend and restated the Company’s 2014 Stock Award Plan. Abstentions will have the effect of a vote “Against” this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the amendment and restatement of the Company’s 2014 Stock Award Plan. As a result, any shares not voted by a customer will be treated as a broker non-vote. Provided that a quorum is met, such broker non-votes will have no effect on the results of this vote.

OUR Board Of Directors Recommends a vote “FOR” the approval of the amendment AND RESTATEMENT OF THE 2014 STOCK PLAN TO ADDRESS CERTAIN REQUIREMENTS UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE, INCLUDING (1) ESTABLISHING A PER PERSON CAP OF 8,000,000 SHARES UNDERLYING AWARDS THAT MAY BE GRANTED TO ANY ONE INDIVIDUAL IN ANY ONE YEAR AND (2) REVISING THE PERFORMANCE-BASED CRITERIA INTENDED TO QUALIFY FOR TAX DEDUCTIONS UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE.

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PROPOSAL 7: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP, or EY, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2016. EY has been serving as the Company’s independent registered public accounting firm since September 2010 and audited our financial statements for the fiscal years ended December 31, 2015, 2014 and 2013 and the statements of operations, changes in stockholders’ deficit and cash flows for each of the years then ended.

The Board of Directors proposes that the stockholders ratify this appointment. We expect that representatives of EY will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint EY, the Audit Committee reviewed auditor independence issues and existing commercial relationships with EY and concluded that EY has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2016.

The following table presents fees for professional audit services rendered by EY for the audit of the Company’s annual financial statements for the years ended December 31, 2015 and December 31, 2014, and fees billed for other services rendered by EY during those periods.

	2015	2014

Audit fees:(1)	$717	$311
Audit related fees: (2)	—	498
Tax fees:(3)	58	—
All other fees: (4)	2	—

Total	$777	$809

(1)	Audit fees consist of fees incurred for professional services rendered for the audit of consolidated financial statements, for review of our interim consolidated financial statements including our quarterly filings on Form 10-Q and for services that are normally provided in connection with regulatory filings, including providing consents and comfort letters with regards to our Form S-1 and Form S-8 filings.

(2)	Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit fees.” These amounts include accounting consultations and regulatory filings associated with our reverse merger transaction. All of the services set forth above in the category of audit related fees were approved by the Audit Committee pursuant to Rule 2-021(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit).

(3)	Tax fees consist of fees billed for professional services related to tax advice.

(4)	All other fees consist of fees billed for all other services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

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Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.        Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, consents and attest services.

2.        Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, special procedures required to meet certain regulatory requirements and consultation regarding financial accounting and/or reporting standards.

3.        Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.        Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget at year end by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The affirmative vote of a majority of the shares that are represented and entitled to vote at a meeting at which a quorum is present is required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2016. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2016, our Audit Committee of our Board of Directors will reconsider its selection.

OUR Board Of Directors Recommends A Vote “FOR” To Ratify The Appointment Of ERNST & YOUNG LLP As Our Independent Registered Public Accounting Firm.

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CODE OF CONDUCT AND ETHICS

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to all of our directors, executive officers and employees. This code is intended to focus the members of the Board of Directors and each executive officer and employee on areas of ethical risk, provide guidance to directors, executive officers and employees to help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and help foster a culture of honesty and accountability. All members of the Board of Directors and all executive officers and employees are required to sign this code and may be required to certify their compliance with the code on an annual basis.

Code of Ethics for Financial Executives

We have adopted a Code of Ethics applicable to all of our financial executives and any other senior officer with financial oversight responsibilities. This code governs the professional and ethical conduct of our financial executives, and directs that they (i) act with honesty and integrity, (ii) provide information that is accurate, complete, objective, relevant, and timely, (iii) comply with federal, state, and local rules and regulations, (iv) act in good faith with due care, competence, and diligence and (v) respect the confidentiality of information acquired in the course of their work and not use the information acquired for personal gain. All of our financial executives are required to sign this code on an annual basis.

Insider Trading Policy

We have adopted an Insider Trading Policy applicable to all directors and officers. Insider trading generally refers to the buying or selling of a security in breach of a fiduciary duty or other relationship of trust and confidence while in possession of material, non-public information about the security. Insider trading violations may also include ‘tipping’ such information, securities trading by the person ‘tipped,’ and securities trading by those who misappropriate such information. The scope of insider trading violations can be wide reaching. As such, our Insider Trading Policy outlines the definitions of insider trading, what constitutes material, non-public information and the potential penalties and sanctions. Illegal insider trading is against our policy as such trading can cause significant harm to our reputation for integrity and ethical conduct. Individuals who fail to comply with the requirements of the policy are subject to disciplinary action, at our sole discretion, including dismissal for cause. All members of our Board of Directors, all executive officers, all employees at or above the level of vice president and all accounting personnel are required to ratify the terms of this policy on an annual basis.

Other Policies

We have also adopted a Whistleblower Policy and Related Party Transactions Policy.

All of the Company’s codes of conduct and ethics are posted publicly available on our website at www.corindus.com and are also available to stockholders without charge, upon request, in writing to the Corporate Secretary at Corindus Vascular Robotics, Inc., 309 Waverley Oaks Rd., Suite 105, Waltham, Massachusetts, 02452. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The NYSE MKT.

OTHER MATTERS

Our Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

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STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2017 Annual Meeting of Stockholders, we must receive stockholder proposals by February 23 2017. To be considered for presentation at the 2017 Annual Meeting, although not necessarily included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than February 23, 2017 and no later than March 24, 2017. However, if the date of the annual meeting is more than 30 days earlier or more than 30 days later than such anniversary date, notice must be received not earlier than 120 days and not later than (i) 90 days prior such annual meeting or (ii) ten calendar days following the date on which public disclosure of the date of the meeting is first made. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. Proposals that are not received in a timely manner will not be voted on at the 2017 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Stockholders are advised to review our Amended and Restated Bylaws which also specify requirements as to the form and content of a stockholder’s notice. All stockholder proposals should be marked for the attention of Corporate Secretary, Corindus Vascular Robotics, Inc., 309 Waverley Oaks Rd., Suite 105, Waltham, Massachusetts, 02452.

Waltham, Massachusetts

May [ • ], 2016

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Appendix A

PLAN OF CONVERSION

THIS PLAN OF CONVERSION (this “Plan”) is adopted this [●] day of [●], 2016, by Corindus Vascular Robotics, Inc., a Nevada corporation (“Corindus-NV” or the “Company”), for the purpose of converting Corindus-NV into a Delaware corporation to be known as Corindus Vascular Robotics, Inc. (the “Resulting Entity”), in accordance with the provisions of the Nevada Revised Statutes and the Delaware General Corporation Law (the “Conversion”).

RECITALS

WHEREAS, the Board of Directors and stockholders of Corindus-NV have approved the Conversion;

WHEREAS, in order to effect the Conversion, Corindus-NV has adopted this Plan for the purpose of setting forth the manner and terms on which Corindus-NV will continue its existence under the laws of the State of Delaware, including, without limitation, the method for effecting the Conversion and the manner and basis for converting Corindus-NV’s outstanding shares of stock into outstanding shares of stock of the Resulting Entity; and

WHEREAS, for U.S. federal income tax purposes, it is intended that the Conversion qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury regulations promulgated thereunder.

NOW, THEREFORE, BE IT KNOWN, that:

Section 1.  Conversion. The name of the converting entity is Corindus Vascular Robotics, Inc. At the Effective Time (as defined below), Corindus-NV shall be converted into a Delaware corporation under the name Corindus Vascular Robotics, Inc.

Section 2.  Effective Time. Provided that this Plan has not been terminated or deferred pursuant to Section 12 hereof, or unless another date and time is specified, the Conversion of Corindus-NV into the Resulting Entity shall be effective (the “Effective Time”) upon: (a) the filing of a duly executed Articles of Conversion with the Secretary of State of the State of Nevada; and (b) the filing with the Secretary of State of the State of Delaware of (i) a duly executed Certificate of Conversion, and (ii) a duly executed Certificate of Incorporation of the Resulting Entity in the form specified below.

Section 3.  Effect of Conversion.

(a)          At the Effective Time, Corindus-NV shall continue its existence in the organizational form of the Resulting Entity. At the Effective Time, the Resulting Entity shall be formed as a corporation existing under the laws of the State of Delaware. Following the Conversion, the Resulting Entity shall, for all purposes of the laws of the State of Delaware and the State of Nevada, be deemed to be the same entity as Corindus-NV. At the Effective Time, all of the rights, privileges and powers of Corindus-NV, and all property, real, personal and mixed, and all debts due to Corindus-NV, as well as all other things and causes of action belonging to Corindus-NV, shall remain vested in the Resulting Entity and shall be the property of the Resulting Entity and the title to any real property vested by deed or otherwise in Corindus-NV shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of Corindus-NV shall be preserved unimpaired, and all debts, liabilities and duties of Corindus-NV shall remain attached to the Resulting Entity, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of Corindus-NV, as well as the debts, liabilities and duties of Corindus-NV, shall not be deemed, as a consequence of the conversion, to have been transferred to the Resulting Entity for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of Corindus-NV incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. Corindus-NV shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of Corindus-NV and shall constitute a continuation of the existence of Nevada in the form of a Delaware corporation.

(b)          Corindus-NV intends for the Conversion to constitute a reorganization qualifying under Section 368(a) of the Code and the Treasury regulations promulgated thereunder.

Section 4.  Governance and Other Matters Related to the Resulting Entity.

(a)          Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of the Resulting Entity shall be as set forth in Exhibit A attached hereto (the “Certificate of Incorporation”) and shall be filed with the Secretary of State of the State of Delaware.

(b)          Bylaws. At the Effective Time, the Bylaws of the Resulting Entity shall be as set forth in Exhibit B attached hereto (the “Bylaws”), and shall be adopted as such by the board of directors of the Resulting Entity. Thereafter, the Bylaws may be amended by the board of directors or the stockholders of the Resulting Entity as provided in the Bylaws and the Certificate of Incorporation, as applicable.

(c)          Directors and Officers. At the Effective Time, by virtue of the Conversion and without any further action on the part of Corindus-NV or its stockholders, the members of the board of directors and the officers of Corindus-NV as of immediately prior to the Effective Time shall continue in their respective offices as members of the board of directors and officers, respectively, of the Resulting Entity until the expiration of their respective terms of office and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

Section 5.     Effect of the Conversion on the Stock of Corindus-NV. At the Effective Time, each one (1) outstanding share of Corindus-NV shall, without any action of the part of the holder thereof, be converted into a like class of one (1) validly issued, fully paid, and nonassessable share of the Resulting Entity. Following the Effective Time, all shares of Corindus-NV stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Corindus-NV stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

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Section 6.     Stock Certificates. From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of Corindus-NV capital stock shall be deemed for all purposes to evidence ownership of and to represent the shares of the Resulting Entity capital stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Resulting Entity or its transfer agent of any such outstanding stock certificate shall, until such certificate is surrendered for transfer or conversion or otherwise accounted for to the Resulting Entity or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Resulting Entity evidenced by such outstanding certificate as provided above.

Section 7.     Employee Benefit and Compensation Plans. At the Effective Time, each employee benefit plan, incentive compensation plan, stock purchase plan, stock option agreement and other similar plans and agreements to which Corindus-NV is then a party shall be automatically assumed by, and continue to be the plan of, the Resulting Entity, without further action by Corindus-NV or the Resulting Entity or any other party thereto. To the extent any employee benefit plan, incentive compensation plan, stock option agreement or other similar plan provides for the issuance or purchase of, or otherwise relates to, shares of Corindus-NV’s capital stock, after the Effective Time, such plan or agreement shall be deemed to provide for the issuance or purchase of, or otherwise relate to, shares of the Resulting Entity’s capital stock.

Section 8.     Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, the Resulting Entity shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Delaware. As required or appropriate, following the Effective Time, all real, personal or intangible property of Corindus-NV which was titled or registered in the name of Corindus-NV shall be re-titled or re-registered, as applicable, in the name of the Resulting Entity by appropriate filings or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

Section 9.     Further Assurances. If, at any time after the Effective Time, the Resulting Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to vest, perfect or confirm, of record or otherwise, in the Resulting Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Corindus-NV, or to otherwise carry out the purposes of this Plan, the Resulting Entity and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of Corindus-NV, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of Corindus-NV, all such other acts and things necessary, desirable to vest, perfect or confirm, of record or otherwise, in the Resulting Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Corindus-NV, or to otherwise carry out the purposes of this Plan and the Conversion.

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Section 10.     Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the board of directors of Corindus-NV and, upon the Effective Time, by the board of directors of the Resulting Entity, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(is), including, without limitation, any officers of Corindus-NV or the Resulting Entity, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

Section 11.     Amendment. This Plan may be amended or modified by the board of directors of Corindus-NV at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the stockholders of Corindus-NV, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the Delaware General Corporation Law, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of Corindus-NV.

Section 12.     Termination or Deferral. At any time before the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the board of directors of Corindus-NV, notwithstanding the approval of this Plan by the stockholders of Corindus-NV, or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the board of directors of Corindus-NV, such action would be in the best interest of Corindus-NV and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of Corindus-NV, its board of directors or stockholders with respect thereto.

Section 13.     Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

Section 14.     Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Remainder of Page Intentionally Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized representative as of the date first written above.

CORINDUS VASCULAR Robotics, Inc.,
a Nevada corporation

By:
Name: [●]
Title: [●]

CORINDUS VASCULAR ROBOTICS, INC., a Delaware corporation

By:
Name: [●]
Title: [●]

Signature Page to Plan of Conversion

Exhibit A

Certificate of Incorporation

Exhibit B

Bylaws

Appendix B

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE NOTE: The charter document for the resulting entity must be submitted/filed simultaneously with the articles of conversion.

Articles of Conversion

(Pursuant to NRS 92A.205)

1.	Name and jurisdiction of organization of constituent entity and resulting entity:

Corindus Vascular Robotics, Inc.
Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type *

and,

Corindus Vascular Robotics, Inc.
Name of resulting entity

Delaware	Corporation
Jurisdiction	Entity type *

2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.	Location of plan of conversion: (check one)

☐	The entire plan of conversion is attached to these articles.

☒	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 1 Revised: 1-5-15

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:	Corindus Vascular Robotics, Inc.

c/o:	309 Waverly Oaks Rd., Suite 105 Waltham, MA 02452

5.	Effective data and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	Time:

6.	Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Corindus Vascular Robotics, Inc.

Name of constituent entity

X
Signature	Title	Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later data specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 2 Revised: 1-5-15

Appendix C

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.)	The jurisdiction where the Non-Delaware Corporation first formed is Nevada.

2.)	The jurisdiction immediately prior to filing this Certificate is Nevada.

3.)	The date the Non-Delaware Corporation first formed is 05/04/2011.

4.)	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Corindus Vascular Robotics, Inc.

5.)	The name of the Corporation as set forth in the Certificate of Incorporation is Corindus Vascular Robotics, Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the ___________day of _________________, A.D. 2016.

By:

Name:
Print or Type
Title:
Print or Type

Appendix D

CERTIFICATE OF INCORPORATION

OF

CORINDUS VASCULAR ROBOTICS, INC.

FIRST: The name of the corporation is Corindus Vascular Robotics, Inc. (hereinafter referred to as the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is 2140 South Dupont Highway, Camden, DE 19943. The name of the registered agent of the Corporation at that address is Paracorp Incorporated.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity or carry on any business for which corporations may be organized under the Delaware General Corporation Law or any successor statute.

FOURTH:

A.	Designation and Number of Shares.

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 260,000,000 shares, consisting of 250,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Common Stock or the Preferred Stock, respectively, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock designation.

B.	Preferred Stock

1.          Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration as the Board of Directors of the Corporation (the “Board of Directors”) may determine.

2.          Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of shares of any series of Preferred Stock and by filing a certificate pursuant to the applicable law of the State of Delaware, the designation and number of the shares of each such series and the powers, preferences and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof, to the fullest extent such authority may be conferred upon the Board of Directors under the Delaware General Corporation Law. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.

C.	Common Stock.

1.          Voting. The holders of the Common Stock are entitled to one vote for each share held on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock). The term “Certificate of Incorporation” as used herein shall mean the Certificate of Incorporation of the Corporation as amended from time to time.

2.          Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor if, as and when determined by the Board of Directors in their sole discretion, subject to provisions of law, any provision of this Certificate of Incorporation, as amended from time to time, and subject to the relative rights and preferences of any shares of Preferred Stock authorized, issued and outstanding hereunder.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.          The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation as in effect from time to time, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B.          The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

C.          A majority of the Whole Board (as defined in paragraph E below) shall constitute a quorum for all purposes at any meeting of the board of directors, and, except as otherwise expressly required by law or by this Certificate of Incorporation, all matters shall be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present.

D.          Subject to the rights of the holders of any series of Preferred Stock then outstanding, any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and not by written consent.

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E.             Special meetings of the stockholders, other than those required by statute, may only be called by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

F.             An annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as the Board of Directors shall fix.

SIXTH:

A.            Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

B.            The directors, other than those who may be elected by the holders of shares of any series of Preferred Stock under specified circumstances, shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of stockholders following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of stockholders following the initial classification of directors. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock under specified circumstances, shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified. The Board of Directors is authorized to assign members of the Board already in office to such classes as it may determine at the time the classification of the Board of Directors pursuant to this Certificate of Incorporation becomes effective.

C.            Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director, and not by stockholders, and each director so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which he or she has been chosen expires or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

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D.            Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

E.             Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote at an election of directors, voting together as a single class.

SEVENTH: The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Corporation.

EIGHTH:

A.           Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Paragraph C of this Article EIGHTH with respect to proceedings to enforce rights to indemnification or an advancement of expenses or as otherwise required by law, the Corporation shall not be required to indemnify or advance expenses to any such Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee unless such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation or by any person designated to grant such authorization pursuant to a resolution adopted by the Board of Directors.

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B.            In addition to the right to indemnification conferred in Paragraph A of this Article EIGHTH, an Indemnitee shall also have the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an Indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Paragraph B or otherwise.

C.            If a claim under Paragraph A or B of this Article EIGHTH is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expenses of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article EIGHTH or otherwise shall be on the Corporation.

D.            The rights to indemnification and to the advancement of expenses conferred in this Article EIGHTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation as amended from time to time, the Corporation’s Bylaws, any agreement, any vote of stockholders or disinterested directors or otherwise.

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E.             The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

F.             The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article EIGHTH with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

G.            The rights conferred upon Indemnitees in this Article EIGHTH shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article EIGHTH that adversely affects any right of an Indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any action, suit or proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to any such amendment, alteration or repeal.

H.            If any word, clause, provision or provisions of this Article EIGHTH shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article EIGHTH (including, without limitation, each portion of any section of this Article EIGHTH containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article EIGHTH (including, without limitation, each such portion of any section of this Article EIGHTH containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

NINTH: No director shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director; provided that this provision shall not eliminate or limit the liability of a director, to the extent that such liability is imposed by applicable law, (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 or successor provisions of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. All references in this Article NINTH to a director shall also be deemed to refer to any such director acting in his or her capacity as a Continuing Director (as defined in Article ELEVENTH).

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TENTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the Delaware General Corporation Law and all rights conferred upon stockholders are granted subject to this reservation; provided that in addition to the vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of shares of voting stock of the Corporation representing at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, Articles FIFTH, SIXTH, SEVENTH, EIGHTH, NINTH, this Article TENTH, Article ELEVENTH and Article TWELFTH of this Certificate of Incorporation.

ELEVENTH: The Board of Directors is expressly authorized to cause the Corporation to issue rights pursuant to Section 157 of the Delaware General Corporation Law and, in that connection, to enter into any agreements necessary or convenient for such issuance, and to enter into other agreements necessary and convenient to the conduct of the business of the Corporation. Any such agreement may include provisions limiting, in certain circumstances, the ability of the Board of Directors of the Corporation to redeem the securities issued pursuant thereto or to take other action thereunder or in connection therewith unless there is a specified number or percentage of Continuing Directors then in office. Pursuant to Section 141(a) of the Delaware General Corporation Law, the Continuing Directors shall have the power and authority to make all decisions and determinations, and exercise or perform such other acts, that any such agreement provides that such Continuing Directors shall make, exercise or perform. For purposes of this Article ELEVENTH and any such agreement, the term, “Continuing Directors,” shall mean (1) those directors who were members of the Board of Directors of the Corporation at the time the Corporation entered into such agreement and any director who subsequently becomes a member of the Board of Directors, if such director’s nomination for election to the Board of Directors is recommended or approved by the majority vote of the Continuing Directors then in office and (2) such members of the Board of Directors designated in, or in the manner provided in, such agreement as Continuing Directors.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, this Certificate of Incorporation has been duly adopted in accordance with Sections 228, 242 and 245 of the Delaware General Corporation Law, has been duly executed by its duly authorized President and Chief Executive Officer this ___ day of ___________, 2016.

CORINDUS VASCULAR ROBOTICS, INC.

By:
Mark J. Toland
President and Chief Executive Officer

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Appendix E

CORINDUS VASCULAR ROBOTICS, INC.

BYLAWS

(effective [●], 2016)

ARTICLE I - STOCKHOLDERS

Section 1.           Annual Meeting.

An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall fix each year. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but instead shall be held solely by means of remote communication as provided under the Delaware General Corporation Law.

Section 2.           Special Meetings.

Special meetings of stockholders of the Corporation, other than those required by statute, may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. Special meetings of the stockholders may be held at such place, if any, within or without the State of Delaware as may be stated in such resolution. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but instead shall be held solely by means of remote communication as provided under the Delaware General Corporation Law.

Section 3.           Notice of Meetings.

Notice of the place, if any, date, and time of all meetings of the stockholders, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (including, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation, as amended or restated from time to time).

When a meeting is adjourned to another place, if any, date or time, notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken; provided, however, that (i) if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or (ii) if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 4.           Quorum.

At any meeting of the stockholders, the holders of a majority of the voting power of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law or provided by the rules of any stock exchange upon which the Corporation’s securities are listed. Where a separate vote by a class or classes or series is required, a majority of the voting power of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter, unless or except to the extent that the presence of a larger number may be required by law or provided by the rules of any stock exchange upon which the Corporation’s securities are listed.

If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the voting power of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, if any, date, or time.

Section 5.          Organization and Conduct of Business.

The Chairman of the Board of Directors or, in his or her absence, the Chief Executive Officer of the Corporation or, in his or her absence, the President or, in his or her absence, such person as the Board of Directors may have designated, shall call to order any meeting of the stockholders and shall preside at and act as chairman of the meeting. In the absence of the Secretary and any Assistant Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints. The chairman of any meeting of stockholders shall determine the agenda, order of business and the procedures at the meeting, including the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at such meeting and such other regulation of the manner of voting and the conduct of discussion as he or she deems to be appropriate. The chairman of the meeting may also establish rules for determining who, in addition to stockholders entitled to vote thereat and their proxyholders, may attend the meeting of stockholders. The chairman of any meeting of stockholders shall have the power to adjourn or recess the meeting to another place, if any, date and time, whether pursuant to Section 4 of this Article or otherwise, and notice of such adjournment or recess need be given only if required by law. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 6.           Notice of Stockholder Business and Nominations.

A.            Annual Meetings of Stockholders.

Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders at an annual meeting of stockholders may be made (a) pursuant to the Corporation’s notice of meeting or proxy materials with respect to such meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section.

B.            Special Meetings of Stockholders.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the notice of meeting given pursuant to Section 2 above. The notice of such special meeting shall include the purpose for which the meeting is called. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section, who shall be entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section.

C.           Certain Matters Pertaining to Stockholder Business and Nominations.

(1)        For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph A of this Section or for nominations to be properly brought before a special meeting by a stockholder pursuant to clause (b) of paragraph B of this Section, (1) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (2) such other business must otherwise be a proper matter for stockholder action under the Delaware General Corporation Law, (3) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice, as that term is defined in this paragraph, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder and (4) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section.

To be timely, a stockholder’s notice pertaining to an annual meeting shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety (90) or more than one hundred twenty (120) days prior to the first anniversary (the “Anniversary”) of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the Anniversary, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Notwithstanding the foregoing proviso, in no event shall an adjournment, postponement or recess of an annual meeting for which notice has been given commence a new time period for the giving of a stockholder’s notice pertaining to an annual meeting. Such stockholder’s notice for an annual meeting or a special meeting shall set forth:

(a) as to each person whom the stockholder proposes to nominate for election or reelection as a director:

(i) all information relating to such person that would be required to be disclosed in solicitations of proxies for election of such nominees as directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act of 1933, as amended, if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

(iii) to the extent known by the stockholder, the name and address of any other securityholder of the Corporation who owns, beneficially or of record, any securities of the Corporation and who supports any nominee proposed by such stockholder; and

(iv) with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement as required by paragraph D of this Section;

(b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, including the text of any resolutions proposed for consideration, the reasons for conducting such business at the meeting, any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and to the extent known by the stockholder, the name and address of any other securityholder of the Corporation who owns, beneficially or of record, any securities of the Corporation and who supports any matter such stockholder intends to propose; and

(c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “party”):

(i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner;

(ii) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”), directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of these Bylaws a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (G) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date; provided that if such date is after the date of the meeting, not later than the day prior to the meeting);

(iii) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Regulation 14A under the Exchange Act and the rules and regulations promulgated thereunder;

(iv) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; and

(v) a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

(2) Notwithstanding anything in the second sentence of paragraph C (1) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least fifty-five (55) days prior to the Anniversary (or, if the annual meeting is held more than thirty (30) days before or thirty (30) days after the Anniversary, at least fifty-five (55) days prior to such annual meeting), a stockholder’s notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(3) In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph C (1) of this Section shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the ninetieth (90th) day prior to such special meeting nor later than the close of business on the later of (i) the sixtieth (60th) day prior to such special meeting or (ii) the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

D.           General.

(1) Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded.

(2) For purposes of this Section, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(3) Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

(4) In addition to the requirements set forth elsewhere in these Bylaws, to be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver, in accordance with the time periods prescribed for delivery of notice under paragraph (C) of this Section, to the Secretary at the principal executive office of the Corporation a completed and signed questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any other person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any other person or entity, other than the Corporation, with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation, and (iii) in such person’s individual capacity and on behalf of any other person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with, applicable law and all applicable publicly disclosed corporate governance, code of conduct and ethics, conflict of interest, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to directors.

(5) Notwithstanding the foregoing provisions of this Section, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to make its nomination or propose any other matter, such nomination shall be disregarded and such other proposed matter shall not be transacted, even if proxies in respect of such vote have been received by the Corporation. For purposes of this Section, to be considered a “qualified representative” of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the commencement of the meeting of stockholders.

Section 7.           Proxies and Voting.

At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

At the discretion of the chairman of the meeting, all voting, including on the election of directors but excepting where otherwise required by law, may be by voice vote. Any vote not taken by voice shall be taken by ballots, each of which shall state the name of the stockholder or proxyholder submitting such ballot and such other information as may be required under the procedure established for the meeting. The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. Every vote taken by ballot shall be counted by a duly appointed inspector or inspectors.

Except as otherwise provided in the terms of any class or series of Preferred Stock of the Corporation, all elections of directors of the Corporation at any meeting of stockholders shall be determined by a plurality of the votes cast, and except as otherwise required by law, these Bylaws or the rules of any stock exchange upon which the Corporation’s securities are listed, all other matters proposed at any meeting of the stockholders shall be determined by a majority of the votes cast affirmatively or negatively.

Section 8.           Action Without Meeting.

Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by written consent.

Section 9.           Stock List.

A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting in the manner provided by law; provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date. A stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law.

The stock ledger shall presumptively determine the identity of the stockholders entitled to examine the stock list and to vote, and the number of shares held by each of them.

ARTICLE II - BOARD OF DIRECTORS

Section 1.           General Powers, Number, Election, Tenure, Qualification and Chairman.

A.           Except as otherwise provided by law, the business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.

B.            Subject to the rights of the holders of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

C.            Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the Board of Directors of the Corporation shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of stockholders following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of stockholders following the initial classification of directors. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock, shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified, and if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created. The Board of Directors is authorized to assign members of the Board already in office to such classes as it may determine at the time the classification of the Board of Directors becomes effective.

D.            The Chairman of the Board of Directors and any Vice Chairman appointed to act in the absence of the Chairman, if any, shall be elected by and from the Board of Directors. The Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders at which he or she is present and shall have such authority and perform such duties as may be prescribed by these Bylaws or from time to time be determined by the Board of Directors.

Section 2.          Vacancies and Newly Created Directorships.

Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director, and not by stockholders, and each director so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which he or she has been chosen expires or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the Board of Directors until the vacancy is filled.

Section 3.          Resignation and Removal.

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation at its principal place of business or to the Chairman of the Board, Chief Executive Officer, President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the Corporation then entitled to vote at an election of directors, voting together as a single class.

Section 4.          Regular Meetings.

Regular meetings of the Board of Directors shall be held at such place or places or via the means of remote communications, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 5.          Special Meetings.

Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the Chief Executive Officer, and shall be called by the Secretary if requested by a majority of the Whole Board, and shall be held at such place, or via the means of remote communications, on such date, and at such time as he or she or they shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than three (3) days before the meeting to a director at his or her residence or usual place of business or orally, by telegraph, telex, cable, telecopy or electronic transmission given not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 6.          Quorum.

At any meeting of the Board of Directors, a majority of the total number of the Whole Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 7.           Action by Consent.

Unless otherwise restricted by law, the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if all members of the Board consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 8.           Participation in Meetings By Conference Telephone.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

Section 9.          Conduct of Business.

At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein, under the Certificate of Incorporation, or required by law.

Section 10.         Powers

The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

A.           To declare distributions (including dividends) from time to time in accordance with law;

B.            To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

C.            To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, to borrow funds and guarantee obligations, and to do all things necessary in connection therewith;

D.            To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

E.            To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

F.            To adopt from time to time such stock, option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries;

G.            To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries; and,

H.            To adopt from time to time regulations, not inconsistent with these Bylaws, for the management of the Corporation’s business and affairs.

Section 11.        Compensation of Directors.

Directors, as such, may receive, pursuant to a resolution of the Board of Directors, fixed fees, stated salaries, and/or other compensation for their services as directors, including, without limitation, their expenses, if any, of attendance at each meeting of the Board of Directors, and their services as members of committees of the Board of Directors or as Chairman or Vice Chairman of the Board of Directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE III - COMMITTEES

Section 1.           Committees of the Board of Directors.

The Board of Directors may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee.

Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation to the fullest extent authorized by law. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 2.           Conduct of Business.

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise determined by the Board of Directors, provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members of any committee shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE IV - OFFICERS

Section 1.           Enumeration.

The officers of the Corporation shall consist of a President, a Treasurer, and a Secretary and may, at the discretion of the Board of Directors include a Chief Executive Officer, a Chief Financial Officer, and a Chairman of the Board. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the Board of Directors.

Section 2.           Election.

The President, Treasurer, Secretary, and such other officers as determined by the Board of Directors shall be elected annually by the Board of Directors at their first meeting following the annual meeting of the stockholders. The Board of Directors or the Chief Executive Officer may, from time to time, elect or appoint such other officers as it or he or she may determine, including, but not limited to, one or more Vice Presidents, a Director of Corporate Development, General Managers, Assistant Treasurers and Assistant Secretaries, and may fix their duties and terms of office.

Section 3.           Qualification.

No officer need be a director. Two or more offices may be held by any one person. Any officer may devote less than one hundred percent (100%) of his or her working time to his or her activities as such.

Section 4.           Tenure and Removal.

Each officer elected or appointed by the Board of Directors shall hold office until the first meeting of the Board of Directors following the next annual meeting of the stockholders and until his or her successor is elected or appointed and qualified, or until he or she dies, resigns, is removed or becomes disqualified, unless a shorter term is specified in the vote electing or appointing said officer. Each officer appointed by the Chief Executive Officer shall hold office until his or her successor is elected or appointed and qualified, or until he or she dies, resigns, is removed or becomes disqualified, unless a shorter term is specified by any agreement or other instrument appointing such officer. Any officer may resign by giving notice in writing or by electronic transmission of his or her resignation to the Chief Executive Officer, the President, or the Secretary, or to the Board of Directors at a meeting of the Board. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer elected or appointed by the Board of Directors may be removed from office with or without cause only by the Board of Directors. Any officer appointed by the Chief Executive Officer may be removed with or without cause by the Chief Executive Officer or by the Board of Directors.

Section 5.           Chief Executive Officer.

The Chief Executive Officer shall be the chief executive officer of the Corporation and shall, subject to the direction of the Board of Directors, have general supervision and control of its business. Unless otherwise provided by resolution of the Board of Directors, in the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and, if a director, meetings of the Board of Directors. The Chief Executive Officer shall have general supervision and direction of all of the officers, employees and agents of the Corporation. Subject to the provisions of these Bylaws and the direction of the Board, the Chief Executive Officer shall also have the power and authority to determine the duties of all officers, employees and agents of the Corporation, shall determine the compensation of any officers whose compensation is not established by the Board of Directors and shall have the power and authority to sign all contracts and other instruments of the Corporation which are authorized.

Section 6.           President.

Except for meetings at which the Chief Executive Officer or the Chairman of the Board, if any, presides, the President shall, if present, preside at all meetings of stockholders, and if a director, at all meetings of the Board of Directors. The President shall, subject to the control and direction of the Chief Executive Officer and the Board of Directors, have and perform such powers and duties as may be prescribed by these Bylaws or from time to time be determined by the Chief Executive Officer or the Board of Directors. The President shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized. In the absence of a Chief Executive Officer, the President shall be the chief executive officer of the Corporation and shall, subject to the direction of the Board of Directors, have general supervision and control of its business and shall have general supervision and direction of all of the officers, employees and agents of the Corporation.

Section 7.           Vice Presidents.

The Vice Presidents, if any, shall have such powers and duties as may from time to time be determined by the Board of Directors or the Chief Executive Officer.

Section 8.           Chief Financial Officer, Treasurer and Assistant Treasurers.

The Chief Financial Officer shall, subject to the control and direction of the Board of Directors and the Chief Executive Officer, be the chief financial officer of the Corporation and shall have and perform such powers and duties as may be prescribed in these Bylaws or be determined from time to time by the Board of Directors and the Chief Executive Officer. All property of the Corporation in the custody of the Chief Financial Officer shall be subject at all times to the inspection and control of the Board of Directors and the Chief Executive Officer. The Chief Financial Officer shall have the responsibility for maintaining the financial records of the Corporation. The Chief Financial Officer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. Unless otherwise directed by the Board of Directors, the Treasurer (if a person other than the Chief Financial Officer), and the Assistant Treasurers (if any, and whenever the Treasurer is absent or unable to act, in such order as the Board of Directors of the Chief Executive Officer may determine) shall have and perform the powers and duties of the Chief Financial Officer whenever the Chief Financial Officer is absent or unable to act.

Section 9.           Secretary and Assistant Secretaries.

The Board of Directors or the Chief Executive Officer shall appoint a Secretary and, in his or her absence, an Assistant Secretary. Unless otherwise directed by the Board of Directors, the Secretary or, in his or her absence, any Assistant Secretary, shall attend all meetings of the directors and stockholders and shall record all votes of the Board of Directors and stockholders and minutes of the proceedings at such meetings. The Secretary or, in his or her absence, any Assistant Secretary, shall notify the directors of their meetings, and shall have and perform such other powers and duties as may from time to time be determined by the Board of Directors. If the Secretary or an Assistant Secretary is elected but is not present at any meeting of directors or stockholders, a temporary Secretary may be appointed by the directors or the Chief Executive Officer at the meeting.

Section 10.         Action with Respect to Securities of Other Corporations.

Unless otherwise directed by the Board of Directors, the Chief Executive Officer or the President is authorized to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

ARTICLE V - STOCK

Section 1.           Certificated and Uncertificated Stock.

Shares of the Corporation’s stock may be certificated or uncertificated, as provided under the Delaware General Corporation Law, and shall be entered in the books of the Corporation and registered as they are issued. Any certificates representing shares of stock shall be in such form as the Board of Directors shall prescribe, certifying the number, class and, if applicable, series of shares of the stock owned by the stockholder. Any certificates issued to a stockholder of the Corporation shall bear the name of the Corporation and shall be signed by, or in the name of the Corporation by, the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. Any or all of the signatures on the certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 2.           Transfers of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of this Article of these Bylaws or in the case of uncertificated shares, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

Section 3.           Record Date.

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders of record entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, the record date for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 3 at the adjourned meeting.

Section 4.           Lost, Stolen or Destroyed Certificates.

In the event of the loss, theft or destruction of any certificate of stock, the Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate previously issued by the Corporation pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5.           Regulations.

The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VI - NOTICES

Section 1.           Notices.

If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.

Section 2.           Waiver of Notice.

A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened.

ARTICLE VII -INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1.           Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article with respect to proceedings to enforce rights to indemnification or as otherwise required by law, the Corporation shall not be required to indemnify or advance expenses to any such Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee unless such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation or by any person designated to grant such authorization pursuant to a resolution adopted by the Board of Directors or by any person designated to grant such authorization pursuant to a resolution adopted by the Board of Directors.

Section 2.           Right to Advancement of Expenses.

In addition to the right to indemnification conferred in Section 1 of this Article, an Indemnitee shall also have the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an Indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

Section 3.           Right of Indemnitees to Bring Suit.

If a claim under Section 1 or 2 of this Article is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expenses of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise shall be on the Corporation.

Section 4.           Non-Exclusivity of Rights.

The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation as amended from time to time, these Bylaws, any agreement, any vote of stockholders or disinterested directors or otherwise.

Section 5.           Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 6.           Indemnity Agreements.

The Corporation may enter into indemnity agreements from time to time (i) with the persons who are members of its Board of Directors, (ii) with such officers, employees and agents of the Corporation and (iii) with such officers, directors, employees and agents of subsidiaries or affiliates of the Corporation. Such indemnity agreements may provide in substance that the Corporation will indemnify such persons to the full extent as contemplated by this Article or permitted by law and the Certificate of Incorporation, and may include any other substantive or procedural provisions regarding indemnification as are not inconsistent with the Delaware General Corporation Law. The provisions of such indemnity agreements shall prevail to the extent that they limit or condition or differ from the provisions of this Article.

Section 7.           Indemnification of Employees and Agents of the Corporation.

The Corporation may grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 8.           Nature of Rights.

The rights conferred upon Indemnitees in this Article shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VII that adversely affects any right of an Indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to any such amendment, alteration or repeal.

Section 9.         Severability.

If any word, clause, provision or provisions of this Article shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article (including, without limitation, each portion of any section of this Article containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article (including, without limitation, each such portion of any section of this Article containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE VIII –FORUM FOR ADJUDICATION OF DISPUTES

Section 1.           Exclusive Forum.

To the fullest extent permitted by law, and unless the Corporation, pursuant to a resolution adopted by the Board of Directors, consents in writing to the selection of an alternative forum, a state or federal court located within the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to, or a claim with respect to the interpretation or application of, any provision of the Delaware General Corporation Law, the Certificate of Incorporation or these Bylaws of the Corporation, or (d) any action asserting a claim governed by the internal affairs doctrine, in all cases subject to such court’s having personal jurisdiction over the indispensable parties named as defendants.

Section 2.           Deemed Notice and Consent.

To the fullest extent permitted by law, each and every person purchasing or otherwise acquiring any interest (of any nature whatsoever) in any stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) the Certificate of Incorporation, (b) these Bylaws and (c) any amendments thereto enacted or adopted in accordance with law and these Bylaws.

ARTICLE IX - CERTAIN TRANSACTIONS

Section 1.           Transactions with Interested Parties.

No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction or solely because the votes of such director or officer are counted for such purpose, if:

(a) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(b) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

Section 2.           Quorum.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE X - MISCELLANEOUS

Section 1.           Facsimile Signatures.

In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 2.           Corporate Seal.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 3.           Reliance upon Books, Reports and Records.

Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director, committee member or officer reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 4.           Fiscal Year.

Except as otherwise determined by the Board of Directors from time to time, the fiscal year of the Corporation shall end on the last day of December of each year.

Section 5.           Time Periods.

In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

Section 6.           Pronouns.

Whenever the context may require, any pronouns used in these Bylaws shall include the corresponding masculine, feminine or neuter forms.

Section 7.           Interpretation.

To the fullest extent permitted by law, the Board of Directors shall have the power to interpret all of the terms and provisions of these Bylaws, which interpretation shall be conclusive.

ARTICLE XI - AMENDMENTS

These Bylaws may be amended or repealed by the affirmative vote of a majority of the Whole Board or by the stockholders by the affirmative vote of seventy-five percent (75%) of the outstanding voting power of the then-outstanding shares of capital stock of the Corporation, entitled to vote generally in the election of directors, at any meeting at which a proposal to amend or repeal these Bylaws is properly presented.

Appendix F

CERTIFICATE OF INCORPORATION

OF

CORINDUS VASCULAR ROBOTICS, INC.

FIRST: The name of the corporation is Corindus Vascular Robotics, Inc. (hereinafter referred to as the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is 2140 South Dupont Highway, Camden, DE 19943. The name of the registered agent of the Corporation at that address is Paracorp Incorporated.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity or carry on any business for which corporations may be organized under the Delaware General Corporation Law or any successor statute.

FOURTH:

A. Designation and Number of Shares.

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 260,000,000 shares, consisting of 250,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Common Stock or the Preferred Stock, respectively, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock designation.

B. Preferred Stock

1. Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration as the Board of Directors of the Corporation (the “Board of Directors”) may determine.

2. Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of shares of any series of Preferred Stock and by filing a certificate pursuant to the applicable law of the State of Delaware, the designation and number of the shares of each such series and the powers, preferences and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof, to the fullest extent such authority may be conferred upon the Board of Directors under the Delaware General Corporation Law. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.

C. Common Stock.

1. Voting. The holders of the Common Stock are entitled to one vote for each share held on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock). The term “Certificate of Incorporation” as used herein shall mean the Certificate of Incorporation of the Corporation as amended from time to time.

2. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor if, as and when determined by the Board of Directors in their sole discretion, subject to provisions of law, any provision of this Certificate of Incorporation, as amended from time to time, and subject to the relative rights and preferences of any shares of Preferred Stock authorized, issued and outstanding hereunder.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation as in effect from time to time, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

C. A majority of the Whole Board (as defined in paragraph E below) shall constitute a quorum for all purposes at any meeting of the board of directors, and, except as otherwise expressly required by law or by this Certificate of Incorporation, all matters shall be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present.

D. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and not by written consent.

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E. Special meetings of the stockholders, other than those required by statute, may only be called by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

~~E~~F. An annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as the Board of Directors shall fix.

SIXTH:

A. Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

B. ~~Each director~~The directors, other than those who may be elected by the holders of shares of any series of Preferred Stock under specified circumstances, shall ~~serve a term of one year, to hold~~be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of stockholders following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of stockholders following the initial classification of directors. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock under specified circumstances, shall be elected for a term of office ~~until~~to expire at the ~~next~~third succeeding annual meeting of stockholders after their election and until ~~such director’s successor shall have been~~their successors are duly elected and qualified. The Board of Directors is authorized to assign members of the Board already in office to such classes as it may determine at the time the classification of the Board of Directors pursuant to this Certificate of Incorporation becomes effective.

C. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director, and not by stockholders, and each director so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which he or she has been chosen expires or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

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D. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

E. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least ~~a majority~~seventy-five percent (75%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote at an election of directors, voting together as a single class.

SEVENTH: The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Corporation.

EIGHTH:

A. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Paragraph C of this Article EIGHTH with respect to proceedings to enforce rights to indemnification or an advancement of expenses or as otherwise required by law, the Corporation shall not be required to indemnify or advance expenses to any such Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee unless such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation or by any person designated to grant such authorization pursuant to a resolution adopted by the Board of Directors.

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B. In addition to the right to indemnification conferred in Paragraph A of this Article EIGHTH, an Indemnitee shall also have the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an Indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Paragraph B or otherwise.

C. If a claim under Paragraph A or B of this Article EIGHTH is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expenses of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article EIGHTH or otherwise shall be on the Corporation.

D. The rights to indemnification and to the advancement of expenses conferred in this Article EIGHTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation as amended from time to time, the Corporation’s Bylaws, any agreement, any vote of stockholders or disinterested directors or otherwise.

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E. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

F. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article EIGHTH with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

G. The rights conferred upon Indemnitees in this Article EIGHTH shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article EIGHTH that adversely affects any right of an Indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any action, suit or proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to any such amendment, alteration or repeal.

H. If any word, clause, provision or provisions of this Article EIGHTH shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article EIGHTH (including, without limitation, each portion of any section of this Article EIGHTH containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article EIGHTH (including, without limitation, each such portion of any section of this Article EIGHTH containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

NINTH: No director shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director; provided that this provision shall not eliminate or limit the liability of a director, to the extent that such liability is imposed by applicable law, (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 or successor provisions of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. All references in this Article NINTH to a director shall also be deemed to refer to any such director acting in his or her capacity as a Continuing Director (as defined in Article ELEVENTH).

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TENTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the Delaware General Corporation Law and all rights conferred upon stockholders are granted subject to this reservation; provided that in addition to the vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of shares of voting stock of the Corporation representing at least ~~a majority~~seventy-five percent (75%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, Articles FIFTH, SIXTH, SEVENTH, EIGHTH, NINTH, this Article TENTH, and Article ELEVENTH of this Certificate of Incorporation.

ELEVENTH: The Board of Directors is expressly authorized to cause the Corporation to issue rights pursuant to Section 157 of the Delaware General Corporation Law and, in that connection, to enter into any agreements necessary or convenient for such issuance, and to enter into other agreements necessary and convenient to the conduct of the business of the Corporation. Any such agreement may include provisions limiting, in certain circumstances, the ability of the Board of Directors of the Corporation to redeem the securities issued pursuant thereto or to take other action thereunder or in connection therewith unless there is a specified number or percentage of Continuing Directors then in office. Pursuant to Section 141(a) of the Delaware General Corporation Law, the Continuing Directors shall have the power and authority to make all decisions and determinations, and exercise or perform such other acts, that any such agreement provides that such Continuing Directors shall make, exercise or perform. For purposes of this Article ELEVENTH and any such agreement, the term, “Continuing Directors,” shall mean (1) those directors who were members of the Board of Directors of the Corporation at the time the Corporation entered into such agreement and any director who subsequently becomes a member of the Board of Directors, if such director’s nomination for election to the Board of Directors is recommended or approved by the majority vote of the Continuing Directors then in office and (2) such members of the Board of Directors designated in, or in the manner provided in, such agreement as Continuing Directors.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, this Certificate of Incorporation has been duly adopted in accordance with Sections 228, 242 and 245 of the Delaware General Corporation Law, has been duly executed by its duly authorized President and Chief Executive Officer this ___ day of ___________, 2016.

CORINDUS VASCULAR ROBOTICS, INC.

By:
Mark J. Toland
President and Chief Executive Officer

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Appendix G

CORINDUS VASCULAR ROBOTICS, INC.

Amended and Restated

2014 Stock Award Plan

1.          Purpose. The purpose of the Corindus Vascular Robotics, Inc. Amended and Restated 2014 Stock Award Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby current and prospective directors, officers, employees, consultants and advisors of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2.          Definitions. The following definitions shall be applicable throughout the Plan:

(a)           “Affiliate” “means with respect to any Person, any other Person (other than an individual) that controls, is controlled by, or is under common control with such Person. The term “control,” as used in this Plan, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing.

(b)           “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, Dividend Equivalent, and Performance Compensation Award granted under the Plan.

(c)           “Award Agreement” means any agreement or other instrument (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) setting forth the terms of an Award that has been duly authorized and approved by the Committee.

(d)           “Board” means the Board of Directors of the Company.

(e)           “Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or one of its Affiliates having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or one of its Affiliates in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “cause” contained therein), (A) the Participant’s engagement in misconduct that is materially injurious to the Company or its Affiliates, (B) the Participant’s continued failure to substantially perform duties as reasonably directed by the Company or the Participant’s material violation of any material rule, regulation, policy or plan for the conduct of any service provider to the Company or its Affiliates or its or their business, (C) the Participant’s repeated dishonesty in the performance of his duties to the Company or its Affiliates, or (D) the Participant’s commission of any act or acts constituting any (x) fraud against, or misappropriation or embezzlement from the Company or any of its Affiliates, (y) felony or any other crime involving moral turpitude, or (z) offense that could result in jail sentence of at least 30 days. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(f)            “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)         the sale or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are used for purposes of Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than to an Affiliate;

(ii)        any person or group is or becomes the “beneficial owner” (as such term is used for purposes of Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting securities, including by way of merger, consolidation or otherwise; provided, however that a Change in Control shall not be deemed to occur by reason of an acquisition of the Company’s voting securities by the Company or by an employee benefit plan (or a trust forming a part thereof) maintained by the Company.

(iii)       during any period of twenty-four (24) months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided, that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director.

In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (i), (ii), or (iii) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A of the Code. The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(g)           “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h)           “Committee” means the Compensation Committee of the Board or subcommittee thereof as may be appointed pursuant to Section 4(a), or such other committee of the Board consisting of at least two people as the Board may appoint to administer the Plan, or, if no such committee has been appointed by the Board, the Board.

(i)             “Common Stock” means the common stock, par value $0.0001 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

(j)            “Company” means Corindus Vascular Robotics, Inc., a Delaware corporation, and any successor thereto.

(k)           “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(l)             “Disability” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or one of its Affiliates having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any employment or consulting agreement between the Participant and the Company or one of its Affiliates in effect at the time of such termination, or (ii) in the absence of any such employment or consulting agreement, the complete and permanent inability by reason of illness or accident to perform in all material respects his or her duties and responsibilities to the Company and its Affiliates. Any determination of whether Disability exists shall be made by the Committee in its sole discretion.

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(m)          “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 10(b) of the Plan.

(n)           “Effective Date” means August 12, 2014, which was the date on which the Plan was first approved by the stockholders of the Company.

(o)           “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

(p)           “Eligible Person” means any (i) individual employed by the Company or any of its Affiliates; (ii) director of the Company or any of its Affiliates; or (iii) consultant or advisor to the Company or any of its Affiliates who may be offered securities registrable on Form S-8 under the Securities Act, or any other available exemption, as applicable.

(q)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(r)            “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(s)            “Fair Market Value” means, as of any date, the value of a share of Common Stock as determined by the Committee, in its discretion, subject to the following:

(i)         If, on such date, Common Stock is listed on one or more established U.S. national or regional securities exchanges, the Fair Market Value of a share shall be the closing price of a share of Common Stock as quoted on such exchange constituting the primary market for the shares, as reported in The Wall Street Journal or such other source as the Company deems reliable (or, if no such closing price is reported, the closing price on the last preceding date on which such price of Common Stock is so reported).

(ii)        Notwithstanding clause (i) above, the Committee may, in its discretion, determine the Fair Market Value of a share of Common Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Common Stock on such date or the preceding trading day, the actual sale price of a Share, any other reasonable basis using actual transactions involving shares of Common Stock as reported on an established U.S. national or regional securities exchange, or on any other basis consistent with the requirements of Section 409A of the Code.

(iii)       The Committee may vary its method of determining Fair Market Value as provided in this Section for purposes of different provisions under the Plan. The Committee may delegate its authority to establish Fair Market Value for purposes of determining whether sufficient consideration has been paid to exercise Options or SARs or for purposes of any other transactions involving outstanding Awards.

(t)            “Immediate Family Members” shall have the meaning set forth in Section 15(b) of the Plan.

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(u)           “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(v)           “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(w)           “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(x)           “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(y)           “Option” means an Award granted under Section 7 of the Plan.

(z)           “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(aa)         “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(bb)        “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(cc)         “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(dd)        “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ee)         “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(ff)          “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(gg)        “Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.

(hh)        “Person” means a “person” as such term is used for purposes of 13(d) or 14(d) of the Exchange Act, or any successor section thereto.

(ii)           “Plan” means the Corindus Vascular Robotics, Inc. Amended and Restated 2014 Stock Award Plan.

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(jj)            “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(kk)         “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(ll)           “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(mm)    “SAR Period” has the meaning given such term in Section 8(b) of the Plan.

(nn)        “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(oo)         “SEC” means the Securities and Exchange Commission.

(pp)        “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(qq)        “Stock Bonus Award” means an Award granted under Section 10(a) of the Plan.

(rr)          “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

3.          Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.          Administration.

(a)           The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

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(b)           Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award and any amendments thereto; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)           Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any of its Affiliates the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d)           Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any of its Affiliates, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e)           No member of the Board, the Committee, delegate of the Committee or any officer, employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud, gross negligence or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws or as a matter of law or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

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(f)            Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.          Grant of Awards; Shares Subject to the Plan; Limitations.

(a)           The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards, Dividend Equivalents and/or Performance Compensation Awards to one or more Eligible Persons; provided, however, in no event shall the Committee grant such Awards in respect of more than 8,000,000 shares of Common Stock to any Participant in any fiscal year.

(b)           Subject to Section 12 of the Plan, the Committee is authorized to deliver under the Plan 18,661,856 shares of Common Stock; provided, however, no more than 18,661,856 shares of Common Stock may be issued upon the exercise of Incentive Stock Options.

(c)           Shares of Common Stock used to pay the required Exercise Price or tax obligations, or shares not issued in connection with the settlement of an Option or SAR or that are used or withheld to satisfy tax obligations of the Participant shall, notwithstanding anything herein to the contrary, be available again for other Awards under the Plan. Shares underlying any Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash will be available again for Awards under the Plan.

(d)           Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

6.          Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.          Options.

(a)           Generally. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

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(b)           Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and provided, further, that a Nonqualified Stock Option may be granted with an Exercise Price lower than that set forth herein if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) and Section 409A of the Code.

(c)           Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition; provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any of its Affiliates; provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option.

(d)           Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); or (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price, (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price, or (C) by a “net exercise” method whereby the Company withholds from the delivery of the shares of Common Stock for which the Option was exercised that number of shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price for the shares of Common Stock for which the Option was exercised. Any fractional shares of Common Stock shall be settled in cash. Notwithstanding the foregoing, the Committee may, in its sole discretion, implement a provision in Options providing that if, on the last day that an Option may be exercised, the Participant has not then exercised such Option, such Option shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment to such Participant after applying minimum required tax withholding.

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(e)           Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option.

(f)            Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the SEC or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.          Stock Appreciation Rights.

(a)           Generally. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)           Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR.

(c)           Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(d)           Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee at the Date of Grant. Any fractional shares of Common Stock shall be settled in cash.

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9.          Restricted Stock and Restricted Stock Units.

(a)           Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)           Book Entry and Stock Certificates; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued, or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions, and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)           Vesting. The Restricted Period shall lapse in such manner and on such date or dates determined by the Committee; provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock or Restricted Stock Units.

(d)           Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i)         Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).

(ii)        Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, allow Participants to elect to defer the delivery of Common Stock beyond the expiration of the Restricted Period in compliance with Section 409A of the Code.

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(e)           Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE CORINDUS VASCULAR ROBOTICS, INC. AMENDED AND RESTATED 2014 STOCK AWARD PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN CORINDUS VASCULAR ROBOTICS, INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF CORINDUS VASCULAR ROBOTICS, INC.

10.        Stock Bonus Awards; Dividend Equivalents.

(a)           Stock Bonus Awards. The Committee may issue unrestricted Common Stock, or other Awards denominated in Common Stock, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award Agreement. Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)           Dividend Equivalents. Dividend Equivalents may be granted by the Committee based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests. No Dividend Equivalent shall be payable with respect to any Award unless specified by the Committee in the Award Agreement.

11.        Performance Compensation Awards.

(a)           Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary in the Plan, the Committee shall have no obligation to grant any Award in the form of “performance-based compensation” under Section 162(m) of the Code.

(b)           Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

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(c)           Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (and/or one or more of its Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments or any combination of the foregoing) and may include any of the following: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions; or (xv) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or a percentage of a prior period’s Performance Criteria, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or one or more of its Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more of its Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d)           Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. The Committee is authorized at any time during the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company’s fiscal year.

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(e)           Payment of Performance Compensation Awards.

(i)         Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement and permitted under Section 162(m) of the Code, a Participant must be employed by the Company or its Affiliates on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)        Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii)       Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv)       Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period that is payable in cash, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in the Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f)            Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed.

12.        Changes in Capital Structure and Similar Events. In the event of (a) any stock dividend, extraordinary cash dividend or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any of its Affiliates, or the financial statements of the Company or any of its Affiliates, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i)          adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

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(ii)        subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code and the regulations thereunder, providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii)       subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code and the regulations thereunder, cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of any outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor), or, in the case of any outstanding Restricted Stock, Restricted Stock Unit, Stock Bonus Award, or other Award denominated in Common Stock, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Award or the underlying shares of Common Stock subject thereto.

For the avoidance of doubt, in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards Codification Topic 718, Stock Compensation), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, to the extent applicable. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13.        Effect of Change in Control. Except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Committee may provide that, with respect to all or any portion of a particular outstanding Award or Awards:

(a)           the then outstanding Options and SARs shall become immediately exercisable as of a time prior to the Change in Control;

(b)           the Restricted Period shall expire as of a time prior to the Change in Control (including without limitation a waiver of any applicable Performance Goals);

(c)           Performance Periods in effect on the date the Change in Control occurs shall end on such date, and (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or by assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee; and

(d)           cause Awards previously deferred to be settled in full as soon as practicable.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (d) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Stock subject to their Awards.

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14.        Amendments and Termination.

(a)           Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that (i) no amendment to Section 4(e) shall apply with respect to any action or omitted to be taken by an Indemnifiable Person under the Plan or any Award Agreement prior to such amendment; (ii) no amendment to Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (iii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the shares of Common Stock may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the written consent of the affected Participant, holder or beneficiary.

(b)           Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the written consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, and (ii) the Committee may not cancel any outstanding Option or SAR in order to replace it with a new Option, SAR or other Award, and the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

(c)           Extension of Termination Date. If the exercise of the Option following the termination of the Participant’s employment or service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, or any other requirements of applicable law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 7(c) and (ii) the expiration of a period of 30 days after the termination of the Participant’s employment or service during which the exercise of the Option would not be in violation of such registration requirements or other applicable requirements.

(d)           Restriction on Grant of Awards. No Awards may be granted during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth anniversary of the Effective Date.

15.        General.

(a)           Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. The terms of any Award issued hereunder shall be binding upon the executors, administrators, beneficiaries, successors and assigns of the Participant.

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(b)           Nontransferability.

(i)         Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its Affiliates; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)        Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)       The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the satisfaction of any applicable vesting conditions and consequences of the termination of the Participant’s employment by, or services to, the Company or one of its Affiliates under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option or SAR shall be exercisable by the Permitted Transferee only if such Option or SAR has vested due to the Participant’s satisfaction of the applicable vesting criteria and only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(c)           Tax Withholding.

(i)         A Participant shall be required to pay to the Company or any of its Affiliates, and the Company or any of its Affiliates shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii)        Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

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(d)           No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or any of its Affiliates, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any of its Affiliates, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e)           International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expect to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(f)            Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g)           Termination of Employment/Service. Unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with any of its Affiliates (or vice-versa) shall be considered a termination of employment or service with the Company or such Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company and its Affiliates.

(h)           No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person or registered in the name of that person in book-entry form.

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(i)            Government and Other Regulations.

(i)         The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the SEC or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for shares of Common Stock or other securities of the Company or any of its Affiliates delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the SEC, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)        The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal or impractical after the Company has used commercially reasonable efforts to comply with applicable law. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(j)            Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k)           Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l)            No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its Affiliates, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

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(m)          Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(n)           Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o)           Governing Law. Except to the extent that provisions of the Plan are governed by applicable provisions of the Code, the Exchange Act or other substantive provisions of federal law, the Plan shall be governed by and construed in accordance with the internal laws of the State of Nevada applicable to contracts made and performed wholly within the State of Nevada, without giving effect to the conflict of laws provisions thereof.

(p)           Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q)           Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r)            Code Section 162(m) Approval. If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be disclosed and reapproved by stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved such provisions, if any, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this clause, however, shall affect the validity of Awards granted after such time if such stockholder approval has not been obtained.

(s)            Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of shares of Common Stock under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(t)            Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive shares of Common Stock under any Award made under the Plan.

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(u)           Non-Qualified Deferred Compensation.

(v)           To the extent applicable and notwithstanding any other provision of this Plan, this Plan and Awards hereunder shall be administered, operated and interpreted in accordance with Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code prior to the payment and/or delivery to such Participant of such amount, the Company may (i) adopt such amendments to the Plan and related Award Agreement, and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (ii) take such other actions as the Committee determines necessary or appropriate to comply with the requirements of Section 409A of the Code. No action shall be taken under this Plan which shall cause an Award to fail to comply with Section 409A of the Code, to the extent applicable to such Award. However, in no event shall any member of the Board, the Company or any of its Affiliates (including their respective employees, officers, directors or agents) have any liability to any Participant (or any other person) with respect to this Section 15(u).

(i)         With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan are designated as separate payments.

(ii)        Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the Participant’s date of death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum, without interest, on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii)       Market Stand-off Provisions. If the Company or any equity holder of the Company proposes to offer for sale any equity securities of the Company pursuant to a public offering under the Securities Act and if requested by the Company and/or any underwriter engaged by the Company for a reasonable period of time specified by the Company or such underwriter following the filing of the registration statement filed with respect to such offering, the Participant shall not, directly or indirectly, offer, sell, transfer, pledge, contract to sell (including any short sale), grant any option to purchase, or otherwise dispose of, or enter into any hedging or similar transaction with the same economic effect as a sale relating to, any shares of the Common Stock acquired by the Participant pursuant to an Award or any other securities of the Company held by the Participant, and shall execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company my impose stop transfer instructions with respect to such shares or other securities until the end of such period.

(w)          Claw-back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement. The Company shall delay the exercise of its rights under this Section for such period as may be required to preserve equity accounting treatment.

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(x)           No Liability with Respect to Any Corporate Action. Subject to Section 15(u), nothing contained in the Plan or in any Award Agreement will be construed to prevent the Company or any of its Affiliates from taking any corporate action which is deemed by the Company or any of its Affiliates to be appropriate or in its best interest, and no Participant or beneficiary of a Participant will have any claim against the Company or any of its Affiliates as a result of any such corporate action.

(y)           Affiliate Employees. In the case of a grant of an Award to an employee or consultant of any Affiliate of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to such Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer the shares of Common Stock to the employee or consultant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled shall revert to the Company.

(z)           Foreign Employees and Foreign Law Considerations. The Committee may grant Awards to individuals who are eligible to participate in the plan who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

(aa)         Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

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The 2014 Stock Award Plan was originally adopted and approved by the Board of Directors and stockholders of Corindus Vascular Robotics, Inc. on August 12, 2014. This Amended and Restated 2014 Stock Award Plan was adopted and approved by the Board of Directors on April [___], 2016 and adopted and approved by the stockholders of Corindus Vascular Robotics, Inc. on June 23, 2016.

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